Exhibit 99.2

Second Quarter 2014 Supplemental Operating and Financial Data Equity Commonwealth All amounts in this report are unaudited. 1250 H Street, NW, Washington, DC. NYSE LISTED EQC

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 TABLE OF CONTENTS TABLE OF CONTENTS PAGE CORPORATE INFORMATION Company Profile 6 Investor Information 7 Research Coverage 8 FINANCIAL INFORMATION Key Financial Data 10 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Operations 13 Condensed Consolidated Statements of Cash Flows 15 Summary of Equity Investments 17 Debt Summary 19 Debt Maturity Schedule 20 Leverage Ratios, Coverage Ratios and Public Debt Covenants 21 Capital Expenditures Summary 22 Acquisitions and Dispositions Information Since 1/1/2014 23 PORTFOLIO INFORMATION Portfolio Summary by Property Location 25 Same Property Results of Operations by Property Location 26 Properties Contributing 1% or More of NOI or Cash Basis NOI 27 Leasing Summary 28 Leasing Summary by Property Location 29 Occupancy and Leasing Analysis by Property Location 30 Tenants Representing 1% or More of Total Annualized Rental Revenue 31 Three Year Lease Expiration Schedule by Property Location 32 Portfolio Lease Expiration Schedule 33 2

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 TABLE OF CONTENTS (continued) TABLE OF CONTENTS (continued) EXHIBIT EXHIBITS Calculation of Property Net Operating Income (NOI) and Cash Basis NOI and Reconciliation to Net Income A Calculation of EBITDA and Adjusted EBITDA B Reconciliation of Net Income Attributable to Equity Commonwealth to Funds from Operations (FFO) and Normalized FFO C Reconciliation of Normalized FFO to Cash Available for Distribution (CAD) D Calculation of Diluted Net Income, FFO and Normalized FFO and Weighted Average Common Shares Outstanding E Property Detail F Condensed Consolidated Statements of Operations - Discontinued Operations G References in this Supplemental Presentation of Operating and Financial Data report to “EQC”, “we”, “us” or “our” refer to Equity Commonwealth and its consolidated subsidiaries, as of June 30, 2014, unless the context indicates otherwise. The data presented in this Supplemental Presentation of Operating and Financial Data report include Select Income REIT’s, or SIR’s, financial position and results of operations on a consolidated basis with EQC for periods prior to July 2, 2013 when SIR was our consolidated subsidiary, unless the context indicates otherwise. Following July 2, 2013, we no longer consolidate our investment in SIR, but instead account for such investment under the equity method. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR and thus no longer holds any interests in SIR. 3

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 FORWARD-LOOKING STATEMENTS 4 FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data contains forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation of supplemental operating and financial data are intended to be made pursuant to the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Some of the statements contained in this supplement constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this supplement are intended to be made pursuant to the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forwardlooking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this supplement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: • changes in the real estate industry, particularly in those markets in which our properties are located; • our ability to raise equity or debt capital; • our ability to internalize EQC’s corporate and business operations from Reit Management & Research LLC; • our ability to transition property management to CBRE, INC.; • the future amount of leasing activity and occupancy rates at our properties; • the future rent rates we will be able to charge at our properties; • the costs we may incur to lease space in our properties; • our ability to declare or pay distributions to our shareholders and the amounts of such distributions; • the credit quality of our tenants; • the likelihood that our tenants will pay rent, renew leases, enter into new leases or be affected by cyclical economic conditions; • our sales of properties; • our ability to compete for tenancies effectively; • our ability to pay interest on and principal of our debt; • our ability to obtain credit facilities, and the availability of borrowings under those credit facilities; and • our tax status as a REIT. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CORPORATE INFORMATION 111 Monument Circle, Indianapolis, IN.

COMPANY PROFILE

Equity Commonwealth

COMPANY PROFILE

The Company:

Equity Commonwealth is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States. The majority of our investments are in office buildings located in central business districts, or CBDs, and suburban areas of major metropolitan markets. We have been investment grade rated since 1994, and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Corporate Headquarters:

Two North Riverside Plaza
Suite 600
Chicago, IL 60606
(312) 646-2800

NYSE Trading Symbols:

Common Stock -- EQC
Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
7.50% Senior Notes due 2019 -- EQCN
5.75% Senior Notes due 2042 -- EQCO

Portfolio Data (as of 6/30/2014):

Total properties	156
Total sq. ft. (000s)	42,920
Percent leased	86.7%

Stock Exchange Listing:

NYSE

Senior Unsecured Debt Ratings:

Moody's -- Baa3
Standard & Poor's -- BBB-

Portfolio Concentration by Property Location [(1)]:

	6/30/2014 No. of Properties	6/30/2014 Sq. Ft	Q2 2014 Total Revenues	Total Cash Basis NOI
CBD Properties	25.6%	51.0%	62.5%	59.8%
Suburban Properties	74.4%	49.0%	37.5%	40.2%
Total	100.0%	100.0%	100.0%	100.0%

(1) See Exhibit A for the calculation of net operating income, or NOI, and Cash Basis NOI, and for a reconciliation of those amounts to net income determined in accordance with GAAP.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 INVESTOR INFORMATION 7 INVESTOR INFORMATION Board of Trustees Senior Management David A. Helfand David S. Weinberg President and Chief Executive Officer Executive Vice President and Chief Operating Officer Adam S. Markman Orrin S. Shifrin Executive Vice President, Executive Vice President, General Counsel Chief Financial Officer and Treasurer and Secretary Contact Information Investor Relations Inquiries Equity Commonwealth Inquiries should be directed to Two North Riverside Plaza, Suite 600 Sarah Byrnes at (312) 646-2801 Chicago, IL 60606 (Phone) (312) 646-2800 (IR phone) (312) 646-2801 (IR e-mail) ir@eqcre.com (website) www.eqcre.com Sam Zell David A. Helfand Kenneth Shea Chairman Trustee Trustee James S. Corl Peter Linneman Gerald A. Spector Trustee Trustee Trustee Martin L. Edelman James L. Lozier, Jr. James A. Star Trustee Trustee Trustee Edward A. Glickman Mary Jane Robertson Trustee Trustee

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

Citigroup
Michael Bilerman
(212) 816-1383
michael.bilerman@citi.com

JMP Securities
Mitch Germain
(212) 906-3546
mgermain@jmpsecurities.com

RBC Capital Markets
Rich Moore
(440) 715-2646
rich.moore@rbccm.com

Stifel Nicolaus
John Guinee
(443) 224-1307
jwguinee@stifel.com

Debt Research Coverage

Bank of America / Merrill Lynch
Thomas Truxillo
(980) 386-5212
thomas.c.truxillo_jr@baml.com

Citigroup
Thomas Cook
(212) 723-1112
thomas.n.cook@citigroup.com

Credit Suisse
John Giordano
(212) 538-4935
john.giordano@credit-suisse.com

Wells Fargo Securities
Thierry Perrein
(704) 715-8455
thierry.perrein@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Jaime Gitler
(212) 438-5049
jaime.gitler@standardandpoors.com

EQC is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 Meridian Center, Columbia, SC. FINANCIAL INFORMATION

KEY FINANCIAL DATA

KEY FINANCIAL DATA

EQC Equity Commonwealth

(dollar and share amounts in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Shares Outstanding:					
Common shares outstanding (at end of period)	128,860	118,414	118,387	118,388	118,314
Common shares outstanding (at end of period) -- diluted [1]	131,224	125,712	125,685	125,686	125,612
Preferred shares outstanding (at end of period) [1]	15,917	26,180	26,180	26,180	26,180
Weighted average common shares outstanding -- basic	123,812	118,400	118,387	118,328	118,309
Weighted average common shares outstanding -- diluted [1]	126,176	125,698	125,685	125,626	125,607
Common Share Data:					
Price at end of period	$ 26.32	$ 26.30	$ 23.31	$ 21.91	$ 23.12
High during period	$ 28.28	$ 28.10	$ 25.26	$ 26.38	$ 23.30
Low during period	$ 24.81	$ 22.06	$ 21.83	$ 21.59	$ 19.55
Annualized dividends paid per share [2]	$ -	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Annualized dividend yield (at end of period) [2]	0.0%	3.8%	4.3%	4.6%	4.3%
Annualized Normalized FFO available for Equity Commonwealth common shareholders multiple (at end of period) [3]	9.6x	10.9x	9.2x	9.6x	8.4x
Cash available for distribution multiple (at end of period) [4]	22.5x	25.2x	18.7x	17.2x	15.5x
Annualized NOI / total market capitalization [5]	7.2%	6.8%	7.2%	7.1%	9.0%
Selected Balance Sheet Data:					
Total assets	$ 6,593,360	$ 6,600,714	$ 6,646,434	$ 6,821,987	$ 8,019,538
Total liabilities	$ 3,222,472	$ 3,241,644	$ 3,282,848	$ 3,400,954	$ 3,947,061
Gross book value of real estate assets [6]	$ 6,360,275	$ 6,613,524	$ 6,575,169	$ 6,781,099	$ 8,731,595
Equity investments (book value)	$ 531,862	$ 518,934	$ 517,991	$ 517,254	$ 11,407
Total debt [7] / gross book value of real estate assets, plus book value of equity investments [6]	43.3%	42.2%	42.7%	43.0%	41.8%
Book Capitalization:					
Total debt [7]	$ 2,986,604	$ 3,009,627	$ 3,025,428	$ 3,134,948	$ 3,651,509
Plus: total stockholders' equity	3,370,888	3,359,070	3,363,586	3,421,033	4,072,477
Total book capitalization	$ 6,357,492	$ 6,368,697	$ 6,389,014	$ 6,555,981	$ 7,723,986
Total debt [7] / total book capitalization	47.0%	47.3%	47.4%	47.8%	47.3%
Market Capitalization:					
Total debt (book value) [7]	$ 2,986,604	$ 3,009,627	$ 3,025,428	$ 3,134,948	$ 3,651,509
Plus: market value of preferred shares (at end of period)	403,997	657,820	551,142	569,947	625,999
Plus: market value of common shares (at end of period)	3,391,593	3,114,281	2,759,599	2,593,871	2,735,421
Total market capitalization	$ 6,782,194	$ 6,781,728	$ 6,336,169	$ 6,298,766	$ 7,012,929
Total debt [7] / total market capitalization	44.0%	44.4%	47.7%	49.8%	52.1%

[1] As of 6/30/2014, we had 4,917 series D preferred shares outstanding that were convertible into 2,364 of our common shares. The removal, without cause, of our entire Board of Trustees on 3/25/2014, triggered a Fundamental Change Conversion Right, as defined in our governing documents. Pursuant to such right, on 5/14/2014, the holders of 10,263 series D preferred shares opted to convert their series D preferred shares into, and we issued, 10,412 of our common shares. See Exhibit E for calculations of diluted net income available for Equity Commonwealth common shareholders, diluted FFO available for Equity Commonwealth common shareholders, diluted Normalized FFO available for Equity Commonwealth common shareholders and weighted average common shares outstanding.

[2] The amounts stated are based on the amounts paid during the periods.

[3] See Exhibit C for the calculation of Normalized FFO available for Equity Commonwealth common shareholders and for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to those amounts. Normalized FFO available for Equity Commonwealth common shareholders multiple is calculated as the ratio of (i) the stock price at the end of the period to (ii) annualized Normalized FFO available for Equity Commonwealth common shareholders per share for the applicable quarter.

[4] See Exhibit C for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to Normalized FFO available for Equity Commonwealth common shareholders, and Exhibit D for a reconciliation of Normalized FFO available for Equity Commonwealth common shareholders to cash available for distribution, or CAD. CAD multiple is calculated as the ratio of (i) the stock price at the end of the period to (ii) the aggregate last four quarters of CAD.

[5] See Exhibit A for the calculation of NOI and for a reconciliation of those amounts to net income determined in accordance with GAAP. Annualized NOI to total market capitalization is calculated as the ratio of (i) annualized NOI for the applicable quarter to (ii) total market capitalization as of the end of that quarter.

[6] Gross book value of real estate assets is real estate properties, at cost, plus acquisition costs, before purchase price allocations and after impairment writedowns, if any.

[7] Total debt includes net unamortized premiums and discounts, and mortgage debt related to properties classified as held for sale totaling $19,688, $20,018 and $20,127 as of 3/31/2014, 12/31/2013 and 9/30/2013, respectively.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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KEY FINANCIAL DATA (continued)

KEY FINANCIAL DATA (continued)

EQC Equity Commonwealth

(dollar and share amounts in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Selected Income Statement Data:					
Total revenues [1]	$ 215,194	$ 217,260	$ 214,028	$ 214,201	$ 262,188
NOI [1] [2]	$ 122,493	$ 115,529	$ 114,568	$ 111,851	$ 158,083
Adjusted EBITDA [3]	$ 133,196	$ 127,367	$ 126,856	$ 121,184	$ 151,256
NOI margin [4]	56.9%	53.2%	53.5%	52.2%	60.3%
Net income (loss)	$ 5,385	$ 20,448	$ (5,301)	$ (216,207)	$ 28,917
Net income (loss) attributable to Equity Commonwealth [5]	$ 5,385	$ 20,448	$ (5,301)	$ (216,315)	$ 18,889
Preferred distributions	$ (6,982)	$ (11,151)	$ (11,151)	$ (11,151)	$ (11,151)
Distribution on conversion of preferred shares	$ (16,205)	$ -	$ -	$ -	$ -
Net (loss) income available for Equity Commonwealth common shareholders	$ (17,802)	$ 9,297	$ (16,452)	$ (227,466)	$ 7,738
Normalized FFO attributable to Equity Commonwealth common shareholders [6]	$ 91,575	$ 82,763	$ 85,681	$ 78,490	$ 92,767
Normalized FFO available for Equity Commonwealth common shareholders [6]	$ 84,593	$ 71,612	$ 74,530	$ 67,339	$ 81,616
CAD [7]	$ 62,506	$ 38,520	$ 18,588	$ 21,911	$ 44,265
Common distributions paid [8]	$ -	$ 29,597	$ 29,596	$ 29,579	$ 29,576
Per Share Data [9]:					
Net (loss) income available for Equity Commonwealth common shareholders – basic and diluted [9]	$ (0.14)	$ 0.08	$ (0.14)	$ (1.92)	$ 0.07
Normalized FFO available for Equity Commonwealth common shareholders – basic and diluted [6] [9]	$ 0.68	$ 0.60	$ 0.63	$ 0.57	$ 0.69
CAD [7]	$ 0.50	$ 0.33	$ 0.16	$ 0.19	$ 0.37
Common distributions paid [8]	$ -	$ 0.25	$ 0.25	$ 0.25	$ 0.25
Payout Ratios:					
Quarterly Normalized FFO payout ratio [6]	0.0%	41.3%	39.7%	43.9%	36.2%
Trailing four quarters CAD payout ratio [10]	62.7%	96.0%	81.4%	76.7%	79.1%
Coverage Ratios:					
Adjusted EBITDA [3] / interest expense	3.5x	3.3x	3.3x	3.1x	3.5x
Adjusted EBITDA [3] / interest expense and preferred distributions	2.9x	2.6x	2.5x	2.4x	2.8x
Total debt [11] / annualized Adjusted EBITDA [12]	5.6x	5.9x	6.0x	6.5x	6.0x

(1) Excludes properties classified as discontinued operations for the period ended 6/30/2014.

(2) See Exhibit A for the calculation of NOI and for a reconciliation of those amounts to net income determined in accordance with GAAP.

(3) See Exhibit B for the calculation of earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA as adjusted, or Adjusted EBITDA, and for a reconciliation of net income determined in accordance with GAAP to those amounts.

(4) NOI margin is defined as NOI as a percentage of total revenues.

(5) Excludes noncontrolling interest in SIR, which was EQC's consolidated subsidiary until 7/2/2013.

(6) See Exhibit C for the calculation of Normalized FFO attributable to Equity Commonwealth common shareholders and Normalized FFO available for Equity Commonwealth common shareholders and for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to those amounts. Quarterly Normalized FFO payout ratio is calculated as the ratio of (i) common distributions paid to (ii) Normalized FFO available for Equity Commonwealth common shareholders.

(7) See Exhibit C for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to Normalized FFO available for Equity Commonwealth common shareholders, and Exhibit D for a reconciliation of Normalized FFO available for Equity Commonwealth common shareholders to CAD.

(8) The amounts stated are based on the amounts paid during the periods.

(9) As of 6/30/2014, we had 4,917 series D preferred shares outstanding that were convertible into 2,364 of our common shares. The removal, without cause, of our entire Board of Trustees on 3/25/2014, triggered a Fundamental Change Conversion Right, as defined in our governing documents. Pursuant to such right, on 5/14/2014, the holders of 10,263 series D preferred shares opted to convert their series D preferred shares into, and we issued, 10,412 of our common shares. See Exhibit E for calculations of diluted net income available for Equity Commonwealth common shareholders, diluted FFO available for Equity Commonwealth common shareholders, diluted Normalized FFO available for Equity Commonwealth common shareholders and weighted average common shares outstanding.

(10) Calculated as the aggregate last four quarters' ratio of (i) common distributions paid, to (ii) CAD. See footnote (7) above.

(11) Total debt includes net unamortized premiums and discounts, and mortgage debt related to properties classified as held for sale totaling $19,688, $20,018 and $20,127 as of 3/31/2014, 12/31/2013 and 9/30/2013, respectively.

(12) See Exhibit B for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to those amounts. Total debt to annualized Adjusted EBITDA is calculated as the ratio of (i) total debt to (ii) annualized Adjusted EBITDA for the applicable quarter.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CONDENSED CONSOLIDATED BALANCE SHEETS 12 CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) June 30, December 31, 2014 2013 ASSETS Real estate properties: Land 748,302 $ 699,135 $ Buildings and improvements 5,146,617 4,838,030 5,894,919 5,537,165 Accumulated depreciation (956,057) (895,059) 4,938,862 4,642,106 Properties held for sale - 573,531 Acquired real estate leases, net 227,197 255,812 Equity investments 531,862 517,991 Cash and cash equivalents 428,373 222,449 Restricted cash 22,829 22,101 Rents receivable, net of allowance for doubtful accounts of $7,451 and $7,885, respectively 238,033 223,769 Other assets, net 206,204 188,675 Total assets 6,593,360 $ 6,646,434 $ LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility 235,000 $ 235,000 $ Senior unsecured debt, net 1,856,373 1,855,900 Mortgage notes payable, net 895,231 914,510 Liabilities related to properties held for sale - 28,734 Accounts payable and accrued expenses 138,412 165,855 Assumed real estate lease obligations, net 31,354 33,935 Rent collected in advance 29,266 27,553 Security deposits 13,852 11,976 Due to related persons 22,984 9,385 Total liabilities 3,222,472 3,282,848 Shareholders' equity: Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized; Series D preferred shares; 6 1/2% cumulative convertible; 119,286 368,270 Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000 265,391 265,391 Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 128,859,923 and 118,386,918 shares issued and outstanding, respectively 1,289 1,184 Additional paid in capital 4,483,653 4,213,474 Cumulative net income 2,235,673 2,209,840 Cumulative other comprehensive loss (21,205) (38,331) Cumulative common distributions (3,111,868) (3,082,271) Cumulative preferred distributions (601,331) (573,971) Total shareholders' equity 3,370,888 3,363,586 Total liabilities and shareholders' equity 6,593,360 $ 6,646,434 $ 4,916,997 and 15,180,000 shares issued and outstanding, respectively, aggregate liquidation preference of $122,925 and $379,500, respectively

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

EQC Equity Commonwealth

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Revenues:				
Rental income [(1)]	$ 172,407	$ 210,013	$ 344,447	$ 421,313
Tenant reimbursements and other income	42,787	52,175	88,007	103,487
Total revenues	215,194	262,188	432,454	524,800
Expenses:				
Operating expenses	92,701	104,105	194,432	208,235
Depreciation and amortization	59,831	63,459	111,480	126,029
General and administrative	24,097	21,049	48,945	37,712
Loss on asset impairment	22,683	-	17,922	-
Acquisition related costs	-	145	5	773
Total expenses	199,312	188,758	372,784	372,749
Operating income	15,882	73,430	59,670	152,051
Interest and other income	281	249	665	704
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of ($300), $265, ($609), and $873, respectively)	(37,899)	(43,320)	(75,834)	(95,216)
Loss on early extinguishment of debt	-	-	-	(60,027)
(Loss) gain on sale of equity investments	(33)	-	(33)	66,293
Gain on issuance of shares by an equity investee	16,911	-	17,020	-
(Loss) income from continuing operations before income tax expense and equity in earnings of investees	(4,858)	30,359	1,488	63,805
Income tax expense	(908)	(754)	(1,463)	(1,742)
Equity in earnings of investees	12,454	159	23,388	4,421
Income from continuing operations	6,688	29,764	23,413	66,484
Discontinued operations:				
Income from discontinued operations [(1)]	4,114	1,643	8,125	1,637
Loss on asset impairment from discontinued operations	(2,072)	(4,589)	(2,360)	(8,535)
Loss on early extinguishment of debt from discontinued operations	(3,345)	-	(3,345)	-
Net gain on sale of properties from discontinued operations	-	2,099	-	3,359
Income before gain on sale of properties	5,385	28,917	25,833	62,945
Gain on sale of properties	-	-	-	1,596
Net income	5,385	28,917	25,833	64,541
Net income attributable to noncontrolling interest in consolidated subsidiary	-	(10,028)	-	(19,985)
Net income attributable to Equity Commonwealth	5,385	18,889	25,833	44,556
Preferred distributions	(6,982)	(11,151)	(18,133)	(22,302)
Distribution on conversion of preferred shares	(16,205)	-	(16,205)	-
Net (loss) income available for Equity Commonwealth common shareholders	$ (17,802)	$ 7,738	$ (8,505)	$ 22,254

(1) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(dollar and share amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Amounts attributable to Equity Commonwealth common shareholders:				
(Loss) income from continuing operations	$ (16,499)	$ 8,585	$ (10,925)	$ 25,793
Income from discontinued operations	4,114	1,643	8,125	1,637
Loss on asset impairment from discontinued operations	(2,072)	(4,589)	(2,360)	(8,535)
Loss on early extinguishment of debt from discontinued operations	(3,345)	-	(3,345)	-
Net gain on sale of properties from discontinued operations	-	2,099	-	3,359
Net (loss) income	$ (17,802)	$ 7,738	$ (8,505)	$ 22,254
Weighted average common shares outstanding - basic and diluted	123,812	118,309	121,121	106,298
Basic and diluted earnings per common share attributable to Equity Commonwealth common shareholders [1]:				
(Loss) income from continuing operations	$ (0.13)	$ 0.07	$ (0.09)	$ 0.24
(Loss) income from discontinued operations	$ (0.01)	$ (0.01)	$ 0.02	$ (0.03)
Net (loss) income	$ (0.14)	$ 0.07	$ (0.07)	$ 0.21
Additional Data:				
General and administrative expenses / total revenues	11.20%	8.03%	11.32%	7.19%
General and administrative expenses / total assets (at end of period)	0.37%	0.26%	0.74%	0.47%
Continuing Operations:				
Non cash straight line rent adjustments [2]	$ 1,079	$ 8,939	$ 6,975	$ 19,744
Lease value amortization [2]	$ (4,166)	$ (2,658)	$ (6,418)	$ (5,422)
Lease termination fees	$ 1,145	$ 966	$ 1,738	$ 1,311
Capitalized interest expense	$ -	$ -	$ -	$ -
Discontinued Operations:				
Non cash straight line rent adjustments [2]	$ 145	$ (103)	$ 226	$ 54
Lease value amortization [2]	$ -	$ 227	$ -	$ 462
Lease termination fees	$ 43	$ 89	$ 126	$ 260

(1) As of 6/30/2014, we had 4,917 series D preferred shares outstanding that were convertible into 2,364 of our common shares. The effect of a conversion of our convertible preferred shares on income from continuing operations attributable to Equity Commonwealth common shareholders per share is anti-dilutive for all periods presented. See Exhibit E for calculations of diluted net income available for Equity Commonwealth common shareholders, diluted FFO available for Equity Commonwealth common shareholders, diluted Normalized FFO available for Equity Commonwealth common shareholders and weighted average common shares outstanding.

(2) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
14

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS 15 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) 6/30/2014 6/30/2013 Cash flows from operating activities: Net income 25,833 $ 64,541 $ Adjustments to reconcile net income to cash provided by operating activities: Depreciation 80,512 96,006 Net amortization of debt discounts, premiums and deferred financing fees (612) 913 Straight line rental income (7,201) (19,798) Amortization of acquired real estate leases 27,806 33,060 Other amortization 9,579 9,806 Loss on asset impairment 20,282 8,535 Loss on early extinguishment of debt 3,345 60,027 Equity in earnings of investees (23,388) (4,421) Loss (gain) on sale of equity investments 33 (66,293) Gain on issuance of shares by an equity investee (17,020) - Distributions of earnings from investees 20,680 4,111 Net gain on sale of properties - (4,955) Other non-cash expenses 18,402 - Change in assets and liabilities: Restricted cash 641 966 Rents receivable and other assets (19,856) (22,449) Accounts payable and accrued expenses (7,833) (15,737) Rent collected in advance (2,339) (7,730) Security deposits 241 122 Due to related persons 47 (3) Cash provided by operating activities 129,152 136,701 Cash flows from investing activities: Real estate acquisitions - (165,110) Real estate improvements (60,437) (53,908) Principal payments received from direct financing lease 3,612 3,444 Proceeds from sale of properties, net 185,179 33,863 Proceeds from sale of equity investments, net 5,776 239,576 Distributions in excess of earnings from investees - 168 Increase in restricted cash (1,369) (2,349) Cash provided by investing activities 132,761 55,684 For the Six Months Ended

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) 16 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (amounts in thousands) 6/30/2014 6/30/2013 Cash flows from financing activities: Proceeds from issuance of common shares, net - 626,809 Repurchase and retirement of outstanding debt securities - (728,021) Proceeds from borrowings - 936,000 Payments on borrowings (15,998) (962,207) Deferred financing fees - (1,200) Distributions to common shareholders (29,597) (50,527) Distributions to preferred shareholders (11,151) (22,302) Distributions to noncontrolling interest in consolidated subsidiary - (14,863) Cash used in financing activities (56,746) (216,311) Effect of exchange rate changes on cash 757 (773) Increase (decrease) in cash and cash equivalents 205,924 (24,699) Cash and cash equivalents at beginning of period 222,449 102,219 Cash and cash equivalents at end of period 428,373 $ 77,520 $ Supplemental cash flow information: Interest paid 77,120 $ 109,108 $ Taxes paid 2,732 1,134 Non-cash investing activities: Investment in real estate mortgage receivable - $ (7,688) $ For the Six Months Ended

SUMMARY OF EQUITY INVESTMENTS

EQC Equity Commonwealth

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Common shares owned:					
Select Income REIT [1]	22,000,000	22,000,000	22,000,000	22,000,000	Consolidated
Affiliates Insurance Company [2]	-	20,000	20,000	20,000	40,000
Percent owned:					
Select Income REIT [1]	36.7%	44.1%	44.2%	44.2%	Consolidated
Affiliates Insurance Company [2]	0.0%	12.5%	12.5%	12.5%	25.0%
Percent of total assets (book value):					
Select Income REIT [1]	8.1%	7.8%	7.7%	7.5%	Consolidated
Affiliates Insurance Company [2]	0.0%	0.1%	0.1%	0.1%	0.1%
Total	8.1%	7.9%	7.8%	7.6%	0.1%
Carrying book value on balance sheet:					
Select Income REIT [1]	$ 531,862	$ 513,099	$ 512,078	$ 511,473	Consolidated
Affiliates Insurance Company [2]	-	5,835	5,913	5,781	11,407
Total	$ 531,862	$ 518,934	$ 517,991	$ 517,254	$ 11,407
Market value of shares owned:					
Select Income REIT [1]	$ 652,080	$ 665,940	$ 588,280	$ 567,600	Consolidated
Affiliates Insurance Company [2]	N/A	N/A	N/A	N/A	N/A
Total	$ 652,080	$ 665,940	$ 588,280	$ 567,600	$ -

(1) As of 6/30/2014, EQC owned approximately 36.7% of the common shares of SIR. On 7/2/2013, SIR issued and sold to the public 10,500,000 of its common shares of beneficial interest in an underwritten public offering. Prior to this offering, EQC's 22,000,000 common shares of SIR represented more than 50% of SIR's outstanding common shares and SIR's financial position and results of operations were consolidated in EQC's financial statements. Beginning on 7/2/2013, EQC no longer consolidates its investment in SIR, but instead accounts for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. EQC recognized a gain on this sale by an equity investee of $16,911 as a result of the per share sales price of this transaction being above EQC's per share carrying value. On 7/9/2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2) Affiliates Insurance Company, or AIC, is a private company that, until 5/9/2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provides management services, including EQC and SIR. The amounts presented include SIR's equity investment in AIC from May 2012 until 7/2/2013, when SIR was no longer EQC's consolidated subsidiary. On 5/9/2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
17

SUMMARY OF EQUITY INVESTMENTS (continued)

SUMMARY OF EQUITY INVESTMENTS (continued)

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Equity in earnings (loss) of investees:				
Select Income REIT [1]	$ 12,412	Consolidated	$ 23,444	Consolidated
Government Properties Income Trust [2]	-	-	-	4,111
Affiliates Insurance Company [3]	42	159	(56)	310
	$ 12,454	$ 159	$ 23,388	$ 4,421
Adjusted EBITDA from investees:				
Select Income REIT [1]	$ 17,594	Consolidated	$ 35,314	Consolidated
Government Properties Income Trust [2]	-	-	-	5,232
Affiliates Insurance Company [3]	42	159	(56)	310
	$ 17,636	$ 159	$ 35,258	$ 5,542
FFO from investees:				
Select Income REIT [1]	$ 16,569	Consolidated	$ 31,607	Consolidated
Government Properties Income Trust [2]	-	-	-	4,591
Affiliates Insurance Company [3]	42	159	(56)	310
	$ 16,611	$ 159	$ 31,551	$ 4,901
Normalized FFO from investees:				
Select Income REIT [1]	$ 15,844	Consolidated	$ 31,920	Consolidated
Government Properties Income Trust [2]	-	-	-	4,596
Affiliates Insurance Company [3]	42	159	(56)	310
	$ 15,886	$ 159	$ 31,864	$ 4,906
Cash distributions from investees:				
Select Income REIT [1]	$ 10,560	Consolidated	$ 20,680	Consolidated
Government Properties Income Trust [2]	-	-	-	4,279
Affiliates Insurance Company [3]	-	-	-	-
	$ 10,560	$ -	$ 20,680	$ 4,279

(1) As of 6/30/2014, EQC owned approximately 36.7% of the common shares of SIR. On 7/2/2013, SIR issued and sold to the public 10,500,000 of its common shares of beneficial interest in an underwritten public offering. Prior to this offering, EQC's 22,000,000 common shares of SIR represented more than 50% of SIR's outstanding common shares and SIR's financial position and results of operations were consolidated in EQC's financial statements. Beginning on 7/2/2013, EQC no longer consolidates its investment in SIR, but instead accounts for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. EQC recognized a gain on this sale by an equity investee of $16,911 as a result of the per share sales price of this transaction being above EQC's per share carrying value. On 7/9/2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2) In March 2013, EQC sold all 9,950,000 common shares that it owned of GOV.

(3) AIC is a private company that, until 5/9/2014, was owned equally by RMR and each of the public companies to which RMR provides management services, including EQC and SIR. The amounts presented include SIR's equity investment in AIC from May 2012 until 7/2/2013, when SIR was no longer EQC's consolidated subsidiary. On 5/9/2014, as a result of the change in control of EQC and in accordance with the terms of the AIC shareholders agreement, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
18

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 DEBT SUMMARY 19 DEBT SUMMARY As of June 30, 2014 (dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate Rate (1) Balance Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Revolving credit facility (LIBOR + 150 bps) (2) 1.650% 1.650% 235,000 $ 10/19/2015 235,000 $ 1.3 Term loan (LIBOR + 185 bps) (3) 2.000% 2.000% 500,000 12/15/2016 500,000 2.5 Total / weighted average unsecured floating rate debt 1.888% 1.888% 735,000 $ 735,000 $ 2.1 Unsecured Fixed Rate Debt: Senior notes due 2015 6.400% 6.601% 33,440 $ 2/15/2015 33,440 $ 0.6 Senior notes due 2015 5.750% 5.790% 138,773 11/1/2015 138,773 1.3 Senior notes due 2016 6.250% 6.470% 139,104 8/15/2016 139,104 2.1 Senior notes due 2017 6.250% 6.279% 250,000 6/15/2017 250,000 3.0 Senior notes due 2018 6.650% 6.768% 250,000 1/15/2018 250,000 3.5 Senior notes due 2019 7.500% 7.863% 125,000 11/15/2019 125,000 5.4 Senior notes due 2020 5.875% 6.166% 250,000 9/15/2020 250,000 6.2 Senior notes due 2042 5.750% 5.974% 175,000 8/1/2042 175,000 28.1 Total / weighted average unsecured fixed rate debt 6.258% 6.432% 1,361,317 $ 1,361,317 $ 6.8 Secured Fixed Rate Debt: Secured debt One building in St. Cloud, MN 5.990% 5.990% 7,838 $ 2/1/2015 7,580 $ 0.6 Secured debt Two buildings in Indianapolis, IN 5.235% 3.290% 116,000 3/1/2016 116,000 1.7 Secured debt One building in Jacksonville, FL 6.030% 8.000% 40,101 5/11/2016 38,994 1.9 Secured debt One building in Chicago, IL 6.290% 4.240% 143,596 7/11/2016 139,478 2.0 Secured debt One building in Birmingham, AL 7.360% 5.610% 10,540 8/1/2016 9,333 2.1 Secured debt Four buildings in Folsom, CA 5.670% 3.330% 41,275 5/1/2017 41,275 2.8 Secured debt Two buildings in Chicago, IL (4) 5.680% 4.760% 265,000 6/1/2017 265,000 2.9 Secured debt One building in Philadelphia, PA (5) 2.785% 5.660% 172,389 12/2/2019 160,710 5.4 Secured debt One building in Austin, TX 5.690% 4.670% 28,179 1/5/2021 24,836 6.5 Secured debt One building in Columbia, SC 5.300% 4.580% 39,290 6/1/2021 34,113 6.9 Secured debt One building in North Haven, CT 6.750% 5.240% 3,297 3/1/2022 - 7.7 Secured debt One building in East Windsor, CT 5.710% 5.240% 7,033 3/1/2026 - 11.7 Total / weighted average secured fixed rate debt 5.177% 4.754% 874,538 $ 837,319 $ 3.4 Total / weighted average debt 4.858% 4.814% 2,970,855 $ (6) 2,933,636 $ 4.6 (1) (2) (3) (4) (5) (6) Includes the effect of interest rate protection and mark to market accounting for certain mortgages and discounts on unsecured notes. Excludes effects of offering and transaction costs. Represents amounts outstanding on EQC's term loan at 6/30/2014. Interest rate presented is at 6/30/2014, which is calculated at floating rates based upon LIBOR plus premiums that vary depending upon EQC's credit ratings. T he removal of EQC's entire Board of T rustees on 3/25/2014 constituted an event of default under the term loan agreement. Effective 4/11/2014, pursuant to a forbearance agreement entered into between EQC and its lenders, EQC's lenders agreed to forbear during the period (which period would have expired on 6/13/2014) from exercising certain rights and remedies as a result of this default, including their right to accelerate and to require interest at the postdefault rate. Following the election of EQC's new Board of T rustees on 5/23/2014, EQC requested that the lenders provide waivers of these events of default. Effective as of 6/6/2014, EQC obtained such waivers and amended its term loan agreement. See EQC's Quarterly Report on Form 10-Q for additional information concerning these agreements. Total debt outstanding as of 6/30/2014, including net unamortized premiums and discounts, was $2,986,604. Represents amounts outstanding on EQC's $750,000 revolving credit facility at 6/30/2014. Interest rate presented is at 6/30/2014, which is calculated at floating rates based upon LIBOR plus premiums that vary depending upon EQC's credit ratings. T he removal of EQC's entire Board of T rustees on 3/25/2014 constituted an event of default under the revolving credit facility agreement. Effective 4/11/2014, pursuant to a forbearance agreement entered into between EQC and its lenders, EQC's lenders agreed to forbear during the period (which period would have expired on 6/13/2014) from exercising certain rights and remedies as a result of this default, including their right to accelerate and to require interest at the post-default rate. Following the election of EQC's new Board of T rustees on 5/23/2014, EQC requested that the lenders provide waivers of these events of default. Effective as of 6/6/2014, EQC obtained such waivers and amended its revolving credit facility agreement. See EQC's Quarterly Report on Form 10-Q for additional information concerning these agreements. On 7/18/2014, EQC paid off the entire $235,000 balance outstanding on the revolving credit facility. Interest is payable at a rate equal to a premium over LIBOR but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until 12/1/2016. T he loan is being amortized on a 30 year direct reduction basis until maturity. Coupon represents floating interest rate at 6/30/2014. On 8/1/2014, EQC paid off the entire $265,000 balance of this mortgage loan.

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 DEBT MATURITY SCHEDULE 20 DEBT MATURITY SCHEDULE As of June 30, 2014 (dollars in thousands) Unsecured Unsecured Secured Weighted Floating Fixed Fixed Rate Average Year Rate Debt Rate Debt Debt Total Interest Rate (1) - $ - $ 3,469 $ 3,469 $ 6.0% 235,000 (2) 172,213 14,608 421,821 3.5% 500,000 (2) 139,104 309,604 948,708 3.9% - 250,000 310,593 (3) 560,593 5.9% - 250,000 4,614 254,614 6.6% - 125,000 165,422 290,422 6.5% - 250,000 2,523 252,523 5.9% - - 60,470 60,470 5.5% - - 799 799 5.9% - - 702 702 5.7% - 175,000 1,734 176,734 5.7% Total 735,000 $ 1,361,317 $ 874,538 $ 2,970,855 $ (4) 5.0% Percent 24.8% 45.8% 29.4% 100.0% (1) (2) (3) (4) 2021 Total debt outstanding as of 6/30/2014, including net unamortized premiums and discounts, was $2,986,604. 2022 Thereafter Weighted based on current contractual interest rates. Represents amounts outstanding on EQC's $750,000 revolving credit facility, which matures on 10/19/2015 and amounts outstanding under EQC's term loan which matures on 12/15/2016. T he removal of EQC's entire Board of T rustees on 3/25/2014 constituted an event of default under the revolving credit facility and term loan agreements. Effective 4/11/2014, pursuant to forbearance agreements entered into between EQC and its lenders, EQC's lenders agreed to forbear during the period (which period would have expired on 6/13/2014) from exercising certain rights and remedies as a result of these defaults, including their right to accelerate and to require interest at the post-default rate. Following the election of EQC's new Board of T rustees on 5/23/2014, EQC requested that the lenders provide waivers of these events of default. Effective as of 6/6/2014, EQC obtained such waivers and amended its revolving credit facility and term loan agreements. See EQC's Quarterly Report on Form 10-Q for additional information concerning these agreements. On 7/18/2014, EQC paid off the entire $235,000 balance outstanding on the revolving credit facility. 2023 On 8/1/2014, EQC paid off the entire $265,000 balance of a mortgage loan that was scheduled to mature in 2017. 2016 2017 2018 2019 2020 Scheduled Principal Payments During Period 2014 2015

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

EQC Equity Commonwealth

	As of and For the Three Months Ended				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Leverage Ratios:					
Total debt [1] / total assets	45.3%	45.6%	45.5%	46.0%	45.5%
Total debt [1] / gross book value of real estate assets [2]	47.0%	45.5%	46.0%	46.2%	41.8%
Total debt [1] / gross book value of real estate assets, plus book value of equity investments [2]	43.3%	42.2%	42.7%	43.0%	41.8%
Total debt [1] / total book capitalization	47.0%	47.3%	47.4%	47.8%	47.3%
Total debt [1] / total market capitalization	44.0%	44.4%	47.7%	49.8%	52.1%
Secured debt / total assets	13.6%	13.9%	14.1%	13.9%	12.2%
Variable rate debt / total debt [1]	24.6%	24.4%	24.3%	23.4%	33.4%
Variable rate debt / total assets	11.1%	11.1%	11.1%	10.8%	15.2%
Coverage Ratios:					
Adjusted EBITDA [3] / interest expense	3.5x	3.3x	3.3x	3.1x	3.5x
Adjusted EBITDA [3] / interest expense + preferred distributions	2.9x	2.6x	2.5x	2.4x	2.8x
Total debt [1] / annualized Adjusted EBITDA [3]	5.6x	5.9x	6.0x	6.5x	6.0x
Public Debt Covenants:					
Debt / adjusted total assets [4] (maximum 60%)	38.9%	38.8%	38.9%	38.6%	40.5%
Secured debt / adjusted total assets [4] (maximum 40%)	11.6%	11.8%	12.0%	11.6%	10.8%
Consolidated income available for debt service [5] / debt service (minimum 1.5x)	2.8x	2.9x	3.1x	3.0x	3.4x
Total unencumbered assets [4] / unsecured debt (minimum 150% / 200%)	302.8%	304.4%	303.9%	305.9%	282.1%

(1) Total debt includes net unamortized premiums and discounts and mortgage debt totaling $19,688, $20,018 and $20,127 as of 3/31/2014, 12/31/2013 and 9/30/2013, respectively, related to properties held for sale.

(2) Gross book value of real estate assets is real estate properties, at cost, plus acquisition costs, before purchase price allocations and after impairment writedowns, if any.

(3) See Exhibit B for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to those amounts.

(4) Adjusted total assets and total unencumbered assets includes original cost of real estate assets calculated in accordance with GAAP and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.

(5) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on acquisitions and sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
21

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Tenant improvements [1]	$ 11,687	$ 19,843	$ 30,563	$ 15,405	$ 19,156
Leasing costs [2]	5,661	5,075	11,810	14,382	8,675
Building improvements [3]	4,659	4,244	8,137	8,676	7,139
Recurring capital expenditures	22,007	29,162	50,510	38,463	34,970
Development, redevelopment and other activities [4]	2,804	3,743	8,796	3,994	2,931
Total capital expenditures	$ 24,811	$ 32,905	$ 59,306	$ 42,457	$ 37,901
Average sq. ft. during period [5]	44,309	45,698	48,650	51,667	77,715
Building improvements per average sq. ft. during period	$ 0.11	$ 0.09	$ 0.17	$ 0.17	$ 0.09

(1) Tenant improvements include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space.

(2) Leasing costs include leasing related costs such as brokerage commissions and tenant inducements.

(3) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(4) Development, redevelopment and other activities generally include (i) major capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and (ii) major capital expenditure projects that reposition a property or result in new sources of revenue.

(5) Average sq. ft. during each period includes properties held for sale at the end of each period. As of 6/30/2014, EQC did not have any properties classified held for sale. Average sq. ft. was adjusted for the three months ended 9/30/2013 to exclude 25,392 sq. ft. attributable to SIR's properties because SIR ceased to be a consolidated subsidiary of EQC as of 7/2/2013.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
22

ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/2014

ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/2014

EQC Equity Commonwealth

(dollars in thousands)

Acquisitions:

There were no acquisitions during the period.

Dispositions:

On 6/27/2014, the Company sold its interest in 14 properties (43 buildings) for an aggregate gross sales price of $215,900, excluding mortgage debt repayments and closing costs.

Date Sold	Property	City	State	No. of Buildings	Property Location	Sq. Ft.	% Leased [1]	Net Book Value [2]	Annualized Rental Revenue [1]	Mortgage Debt Repayments [3]
6/27/2014	1. 11201 N. Tatum Boulevard	Phoenix	AZ	1	Suburban	109,961	36.8%	$ 9,339	$ 767	$ -
6/27/2014	2. Dominguez Technology Center	Carson	CA	5	Suburban	402,000	100.0%	39,678	5,906	-
6/27/2014	3. Madrone Business Park	Morgan Hill	CA	3	Suburban	308,665	70.0%	37,161	4,807	11,226
6/27/2014	4. 8555 Aero Drive	San Diego	CA	1	Suburban	48,561	65.6%	2,587	562	-
6/27/2014	5. Fountainview Business Park	San Diego	CA	3	Suburban	89,976	81.6%	7,571	1,514	-
6/27/2014	6. 400 Princeton Boulevard	Adairsville	GA	1	Suburban	292,000	100.0%	8,068	876	-
6/27/2014	7. Corporate Square	Atlanta	GA	5	Suburban	246,225	84.9%	11,585	3,359	-
6/27/2014	8. 1000 Holcomb Woods Parkway	Roswell	GA	8	Suburban	244,379	70.4%	10,411	1,952	-
6/27/2014	9. 500 4th Street & Roma	Albuquerque	NM	2	CBD	229,123	67.8%	15,114	2,722	-
6/27/2014	10. Stephenson Center	Columbia	SC	3	Suburban	104,300	75.7%	4,681	1,233	-
6/27/2014	11. Synergy Business Park	Columbia	SC	4	Suburban	311,382	71.0%	17,750	3,392	-
6/27/2014	12. 6060 Primacy Parkway	Memphis	TN	1	Suburban	130,574	56.4%	6,164	1,273	-
6/27/2014	13. Stafford Commerce Center	Stafford	VA	4	Suburban	149,023	25.4%	16,107	960	8,534
6/27/2014	14. Stafford Commerce Park	Stafford	VA	2	Suburban	117,929	34.7%	13,332	1,041	-
				43		2,784,098	73.4%	$ 199,548	$ 30,364	$ 19,760

(1) Percent leased and annualized rental revenue is as of 3/31/2014.

(2) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations and impairment writedowns, if any.

(3) In connection with the mortgage debt repayments, EQC paid $2,270 of yield maintenance for Madrone, CA and $547 in defeasance costs for Stafford, VA.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014

23

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PORTFOLIO INFORMATION 1225 17th Street, Denver, CO.

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PORTFOLIO SUMMARY BY PROPERTY LOCATION 25 PORTFOLIO SUMMARY BY PROPERTY LOCATION (1) (sq. ft. and dollars in thousands) CBD Suburban Key Statistic Properties Properties Total Number of properties 40 116 156 Percent of total 25.6% 74.4% 100.0% Total sq. ft. 21,892 21,028 42,920 Percent of total 51.0% 49.0% 100.0% Leased sq. ft. 18,688 18,510 37,198 Percent leased (2) 85.4% 88.0% 86.7% Total revenues 134,559 $ 80,635 $ 215,194 $ Percent of total 62.5% 37.5% 100.0% NOI (3) 71,996 $ 50,497 $ 122,493 $ Percent of total 58.8% 41.2% 100.0% Cash basis NOI (3) 74,468 $ 49,967 $ 124,435 $ Percent of total 59.8% 40.2% 100.0% (1) (2) (3) As of and For the Three Months Ended June 30, 2014 Excludes properties classified as discontinued operations for the period ended 6/30/2014. See Exhibit A for the calculation of NOI and Cash Basis NOI, and for a reconciliation of those amounts to net income determined in accordance with GAAP. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION

Equity Commonwealth

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended [1]		As of and For the Six Months Ended [2]	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Number of Properties:				
CBD Properties	40	40	40	40
Suburban Properties	116	116	116	116
Total	156	156	156	156
Square Feet:				
CBD Properties	21,892	21,892	21,892	21,892
Suburban Properties	21,028	21,028	21,028	21,028
Total	42,920	42,920	42,920	42,920
Percent Leased [3]:				
CBD Properties	85.4%	85.6%	85.4%	85.6%
Suburban Properties	88.0%	88.4%	88.0%	88.4%
Total	86.7%	87.0%	86.7%	87.0%
Total Revenues [4]:				
CBD Properties	$ 134,559	$ 139,022	$ 275,039	$ 280,956
Suburban Properties	80,635	77,224	157,415	153,613
Total	$ 215,194	$ 216,246	$ 432,454	$ 434,569
NOI [5]:				
CBD Properties	$ 71,996	$ 74,764	$ 145,166	$ 152,786
Suburban Properties	50,614	46,320	92,822	90,384
Total	$ 122,610	$ 121,084	$ 237,988	$ 243,170
Cash Basis NOI [5]:				
CBD Properties	$ 74,468	$ 72,989	$ 144,249	$ 148,904
Suburban Properties	50,082	43,656	91,443	83,792
Total	$ 124,550	$ 116,645	$ 235,692	$ 232,696
NOI % Change:				
CBD Properties	-3.7%		-5.0%	
Suburban Properties	9.3%		2.7%	
Total	1.3%		-2.1%	
Cash Basis NOI % Change:				
CBD Properties	2.0%		-3.1%	
Suburban Properties	14.7%		9.1%	
Total	6.8%		1.3%	

[1] Based on properties owned continuously since 4/1/2013 through 6/30/2014. Excludes properties classified as discontinued operations for the period ended 6/30/2014.
[2] Based on properties owned continuously since 1/1/2013 through 6/30/2014. Excludes properties classified as discontinued operations for the period ended 6/30/2014.
[3] Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
[4] Includes some triple net lease rental income.
[5] See Exhibit A for the calculation of NOI and Cash Basis NOI and for a reconciliation of those amounts to net income determined in accordance with GAAP.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PROPERTIES CONTRIBUTING 1% OR MORE OF NOI OR CASH BASIS NOI 27 PROPERTIES CONTRIBUTING 1% OR MORE OF NOI OR CASH BASIS NOI As of June 30, 2014 (1) (sorted by annualized rental revenue, dollars in thousands) Weighted Average Year Annualized Built or No. of Rental Undepreciated Net Book Date Substantially Property City State Buildings Property Location Sq. Ft. % Leased Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 1. Illinois Center Chicago IL 2 CBD 2,090,162 74.2% 46,882 $ 330,824 $ 311,681 $ 5/11/2011;1/9/2012 1971 2. 600 West Chicago Avenue Chicago IL 2 CBD 1,511,847 98.3% 44,987 353,175 329,901 8/10/2011 1908 3. 1735 Market Street Philadelphia PA 1 CBD 1,290,678 91.8% 36,986 297,228 191,655 6/30/1998 1990 4. 1500 Market Street Philadelphia PA 1 CBD 1,773,967 79.4% 36,058 282,157 214,942 10/10/2002 1974 5. 111 Monument Circle Indianapolis IN 2 CBD 1,063,695 87.0% 25,281 171,875 165,229 10/22/2012 1985 6. 111 River Street Hoboken NJ 1 CBD 566,215 94.8% 21,396 134,433 117,915 8/11/2009 2002 7. 1225 Seventeenth Street Denver CO 1 CBD 672,465 90.7% 20,857 144,542 129,101 6/24/2009 1982 8. 185 Asylum Street Hartford CT 1 CBD 868,395 98.6% 20,824 77,495 74,051 3/30/2012 1983 9. 701 Poydras Street New Orleans LA 1 CBD 1,256,971 95.2% 20,147 94,133 88,148 8/29/2011 1972 10. 310-320 Pitt Street Sydney Australia 1 CBD 313,865 100.0% 19,362 158,017 148,902 12/21/2010 1989 11. 1600 Market Street Philadelphia PA 1 CBD 825,968 87.9% 17,894 131,241 81,745 3/30/1998 1983 12. 333 108th Avenue NE Bellevue WA 1 CBD 416,503 100.0% 17,862 152,536 135,924 11/12/2009 2008 13. 6600 North Military Trail Boca Raton FL 3 Suburban 639,830 100.0% 17,360 145,690 134,333 1/11/2011 2008 14. North Point Office Complex Cleveland OH 2 CBD 873,335 79.3% 15,939 121,805 104,696 2/12/2008 1988 15. 8750 Bryn Mawr Avenue Chicago IL 2 Suburban 631,518 91.8% 15,757 90,781 82,958 10/28/2010 1985 16. Arizona Center Phoenix AZ 4 CBD 1,070,724 94.4% 15,397 96,147 89,995 3/4/2011 1991 17. Foster Plaza Pittsburgh PA 8 Suburban 727,365 90.8% 13,437 72,349 57,196 9/16/2005 1993 18. 100 East Wisconsin Avenue Milwaukee WI 1 CBD 435,067 94.1% 11,761 80,305 72,564 8/11/2010 1989 19. Research Park Austin TX 4 Suburban 1,110,007 98.0% 11,507 90,566 65,086 10/7/1998 1976 20. 111 Market Place Baltimore MD 1 CBD 540,854 99.2% 11,491 75,688 55,035 1/28/2003 1990 21. 101-115 W. Washington Street Indianapolis IN 1 CBD 634,058 89.5% 11,151 87,812 68,248 5/10/2005 1977 22. Bridgepoint Parkway Austin TX 5 Suburban 440,007 95.6% 10,997 87,751 54,285 12/5/1997 1995 23. East Eisenhower Parkway Ann Arbor MI 2 Suburban 411,862 92.7% 10,383 55,051 50,172 6/15/2010 1985 24. 420 20th Street North Birmingham AL 1 CBD 514,893 77.9% 9,752 55,640 51,678 7/29/2011 1986 25. 109 Brookline Avenue Boston MA 1 CBD 285,556 94.3% 9,376 46,073 28,525 9/28/1995 1915 26. 1601 Dry Creek Drive Longmont CO 1 Suburban 552,865 97.0% 8,107 32,282 24,687 10/26/2004 1982 27. 5073, 5075, & 5085 S. Syracuse Street Denver CO 1 Suburban 248,493 100.0% 8,035 63,610 57,475 4/16/2010 2007 28. 1320 Main Street Columbia SC 1 CBD 334,075 89.5% 7,489 54,923 52,594 9/18/2012 2004 29. 25 S. Charles Street Baltimore MD 1 CBD 343,815 94.0% 6,834 38,498 28,000 7/16/2004 1972 30. Georgetown-Green and Harris Buildings Washington DC 2 CBD 240,475 100.0% 6,072 59,999 55,651 9/3/2009 1968 31. 4350 Northern Pike Monroeville PA 1 Suburban 503,885 46.5% 4,016 75,234 61,129 9/16/2004 1971 32. 515 Pennsylvania Avenue Fort Washington PA 1 Suburban 82,000 76.0% 1,348 15,038 10,457 9/22/1997 1960 Subtotal (32 properties) 58 23,271,415 89.4% 534,745 3,772,898 3,193,958 All other properties (124 properties) 204 19,648,345 83.4% 263,833 2,122,021 1,744,904 Total (156 properties) 262 42,919,760 86.7% 798,578 $ 5,894,919 $ 4,938,862 $ Q2 2014 Q2 2014 Cash Basis % of Cash NOI (6) % of NOI NOI (6) Basis NOI Subtotal (32 properties) 85,879 $ 70.1% 87,564 $ 70.4% All other properties (124 properties) 36,614 29.9% 36,871 29.6% Total (156 properties) 122,493 $ 100.0% 124,435 $ 100.0% (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. (2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. (5) Weighted based on square feet. (6) See Exhibit A for the calculation of NOI and Cash Basis NOI and for a reconciliation of those amounts to net income determined in accordance with GAAP.

LEASING SUMMARY

LEASING SUMMARY

Equity Commonwealth

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended [1]				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Properties	156	156	156	156	156
Total sq. ft. [2]	42,920	42,913	42,915	42,867	42,871
Percentage leased [3]	86.7%	86.5%	87.0%	86.8%	87.0%
Leasing Activity (Sq. Ft.):					
Renewals	1,204	459	1,215	1,289	892
New leases	358	214	255	401	550
Total	1,562	673	1,470	1,690	1,442
% Change in GAAP Rent [4]:					
Renewals	3.7%	-1.2%	1.9%	-0.9%	-5.3%
New leases	-3.6%	12.7%	9.7%	1.0%	15.4%
Weighted average	1.3%	3.0%	3.5%	-0.4%	5.1%
% Change in Cash Rent [4]:					
Renewals	-2.2%	-3.9%	-3.1%	-6.3%	-8.4%
New leases	-8.9%	6.2%	2.9%	-2.6%	9.2%
Weighted average	-4.4%	-0.8%	-1.9%	-5.4%	0.5%
Leasing Cost and Concession Commitments [5]:					
Renewals	$ 13,891	$ 8,823	$ 19,321	$ 33,829	$ 7,390
New leases	14,013	7,939	6,028	15,035	40,898
Total	$ 27,904	$ 16,762	$ 25,349	$ 48,864	$ 48,288
Leasing Cost and Concession Commitments per Sq. Ft. [5]:					
Renewals	$ 11.54	$ 19.22	$ 15.90	$ 26.24	$ 8.28
New leases	$ 39.14	$ 37.10	$ 23.64	$ 37.49	$ 74.36
Total	$ 17.86	$ 24.91	$ 17.24	$ 28.91	$ 33.49
Weighted Average Lease Term by Sq. Ft. (years):					
Renewals	6.0	5.5	7.2	9.0	4.7
New leases	5.9	8.1	6.1	6.5	9.9
Total	6.0	6.3	7.0	8.4	6.7
Leasing Cost and Concession Commitments per Sq. Ft. per Year [5]:					
Renewals	$ 1.92	$ 3.49	$ 2.21	$ 2.92	$ 1.76
New leases	$ 6.63	$ 4.58	$ 3.88	$ 5.77	$ 7.51
Total	$ 2.98	$ 3.95	$ 2.46	$ 3.44	$ 5.00

[1] Excludes SIR's properties and properties classified as discontinued operations for the period ended 6/30/2014.

[2] Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for tenants.

[3] Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

[4] Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively.

[5] Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases executed during the periods indicated.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 LEASING SUMMARY BY PROPERTY LOCATION 29 LEASING SUMMARY BY PROPERTY LOCATION (dollars and sq. ft. in thousands, except per sq. ft. data) CBD Suburban Total Properties 40 116 156 Total sq. ft. (2) 21,892 21,028 42,920 Percentage leased (3) 85.4% 88.0% 86.7% Leasing Activity (Sq. Ft.): Renewals 568 636 1,204 New leases 250 108 358 Total 818 744 1,562 % Change in GAAP Rent (4): Renewals 4.2% 2.2% 3.7% New leases -9.5% 16.4% -3.6% Weighted average -0.3% 6.7% 1.3% % Change in Cash Rent (4): Renewals -2.3% -1.8% -2.2% New leases -13.7% 7.5% -8.9% Weighted average -6.0% 1.2% -4.4% Leasing Cost and Concession Commitments (5): Renewals 10,939 $ 2,952 $ 13,891 $ New leases 11,750 2,263 14,013 Total 22,689 $ 5,215 $ 27,904 $ Leasing Cost and Concession Commitments per Sq. Ft. (5): Renewals 19.26 $ 4.64 $ 11.54 $ New leases 47.00 $ 20.95 $ 39.14 $ Total 27.74 $ 7.01 $ 17.86 $ Weighted Average Lease Term by Sq. Ft. (years): Renewals 9.1 3.3 6.0 New leases 6.6 4.4 5.9 Total 8.3 3.5 6.0 Leasing Cost and Concession Commitments per Sq. Ft. per Year (5): Renewals 2.12 $ 1.41 $ 1.92 $ New leases 7.12 $ 4.76 $ 6.63 $ Total 3.34 $ 2.00 $ 2.98 $ (1) (2) (3) (4) (5) Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. As of and For the Three Months Ended 6/30/2014 (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for tenants. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. The above leasing summary is based on leases executed during the period indicated.

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION 30 OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION (1) (sq. ft. in thousands) Total Sq. Ft. As of 6/30/2014 Renewals New Total CBD Properties 21,892 568 250 818 Suburban Properties 21,028 636 108 744 Total 42,920 1,204 358 1,562 As of 3/31/2014 Renewals As of 6/30/2014 3/31/2014 % Leased (2) (3) Expired and New Acquisitions 6/30/2014 % Leased (2) CBD Properties 18,638 85.1% (768) 818 - 18,688 85.4% Suburban Properties 18,481 87.9% (715) 744 - 18,510 88.0% Total 37,119 86.5% (1,483) 1,562 - 37,198 86.7% (1) (2) (3) Property Location Three Months Ended 6/30/2014 Sq. Ft. Leases Executed During Property Location Sq. Ft. Leased Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. Excludes effects of space remeasurements during the period. Excludes properties classified as discontinued operations for the period ended 6/30/2014.

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUE 31 TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUE As of June 30, 2014 (1) (sq. ft. in thousands) % of % of Total Annualized Rental Sq. Ft. (2) Sq. Ft. (2) Revenue (3) Expiration 1. Telstra Corporation Limited 311 0.8% 2.4% 2020 2. Office Depot, Inc. 651 1.8% 2.2% 2016 and 2023 3. Expedia, Inc. 371 1.0% 2.0% 2018 4. John Wiley & Sons, Inc. 386 1.0% 1.8% 2017 (4) 5. PNC Financial Services Group 587 1.6% 1.8% 2017 to 2021 6. U.S. Government 466 1.3% 1.6% 2014 to 2032 7. J.P. Morgan Chase & Co. 407 1.1% 1.5% 2014 to 2025 8. Royal Dutch Shell plc 700 1.9% 1.4% 2016 and 2026 9. The Bank of New York Mellon Corp. 395 1.1% 1.4% 2015 to 2021 10. Flextronics International Ltd. 1,051 2.8% 1.3% 2019 11. United Healthcare Services Inc. 479 1.3% 1.3% 2017 to 2023 12. Wells Fargo & Co 360 1.0% 1.2% 2014 to 2022 13. Bankers Life and Casualty Company 349 0.9% 1.2% 2015 to 2023 14. Jones Day (a law firm) 343 0.9% 1.1% 2026 15. Level 3 Communications, Inc. 219 0.6% 1.1% 2014 to 2026 16. Towers Watson & Co. 350 0.9% 1.1% 2014 to 2020 17. Ballard Spahr LLP (a law firm) 218 0.6% 1.0% 2015 to 2031 18. RE/MAX Holdings, Inc. 248 0.7% 1.0% 2028 Total 7,891 21.3% 26.4% (1) (2) (3) (4) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. On 7/14/2014, this lease was amended to extend the current lease from 6/30/2017 through 3/31/2033. Tenant Excludes properties classified as discontinued operations for the period ended 6/30/2014. Sq. ft. is pursuant to existing leases as of 6/30/2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY LOCATION

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY LOCATION [1]

EQC Equity Commonwealth

(dollars and sq. ft. in thousands)

	Total as of 6/30/2014	7/1/2014 - 12/31/2014	2015	2016	2017 and Thereafter
CBD Properties:					
Total sq. ft.	21,892				
Leased sq. ft. [2]	18,688	455	1,985	1,636	14,612
Percent		2.4%	10.6%	8.8%	78.2%
Annualized rental revenue [3]	$ 497,686	$ 9,811	$ 56,716	$ 40,323	$ 390,836
Percent		2.0%	11.4%	8.1%	78.5%
Suburban Properties:					
Total sq. ft.	21,028				
Leased sq. ft. [2]	18,510	1,108	2,286	3,194	11,922
Percent		6.0%	12.4%	17.2%	64.4%
Annualized rental revenue [3]	$ 300,892	$ 16,667	$ 38,026	$ 41,136	$ 205,063
Percent		5.5%	12.6%	13.7%	68.2%
Total:					
Total sq. ft.	42,920				
Leased sq. ft. [2]	37,198	1,563	4,271	4,830	26,534
Percent		4.2%	11.5%	13.0%	71.3%
Annualized rental revenue [3]	$ 798,578	$ 26,478	$ 94,742	$ 81,459	$ 595,899
Percent		3.3%	11.9%	10.2%	74.6%

(1) Excludes properties classified as discontinued operations for the period ended 6/30/2014.

(2) Sq. ft. is pursuant to existing leases as of 6/30/2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
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PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE
As of June 30, 2014 [1]

(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Sq. Ft. Expiring [2]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [3]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
7/1/2014 - 12/31/2014	241	1,563	4.2%	4.2%	$ 26,478	3.3%	3.3%
2015	309	4,271	11.5%	15.7%	94,742	11.9%	15.2%
2016	298	4,830	13.0%	28.7%	81,459	10.2%	25.4%
2017	269	3,783	10.2%	38.9%	90,588	11.3%	36.7%
2018	205	3,944	10.6%	49.5%	84,481	10.6%	47.3%
2019	140	3,762	10.1%	59.6%	68,485	8.6%	55.9%
2020	95	3,614	9.7%	69.3%	81,160	10.2%	66.1%
2021	75	2,232	6.0%	75.3%	50,947	6.4%	72.5%
2022	44	1,482	4.0%	79.3%	38,530	4.8%	77.3%
2023	59	2,767	7.4%	86.7%	70,500	8.8%	86.1%
Thereafter	76	4,950	13.3%	100.0%	111,208	13.9%	100.0%
Total	1,811	37,198	100.0%		$ 798,578	100.0%	
Weighted average remaining lease term (in years)		5.6			5.6		

(1) Excludes properties classified as discontinued operations for the period ended 6/30/2014.

(2) Sq. ft. is pursuant to existing leases as of 6/30/2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Equity Commonwealth
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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 1600 Market Street, Philadelphia, PA. EXHIBITS

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI AND RECONCILIATION TO NET INCOME 35 EXHIBIT A CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI AND RECONCILIATION TO NET INCOME (amounts in thousands) 6/30/2014 6/30/2013 6/30/2014 6/30/2013 Calculation of NOI and Cash Basis NOI (1): Rental income 172,407 $ 210,013 $ 344,447 $ 421,313 $ Tenant reimbursements and other income 42,787 52,175 88,007 103,487 Operating expenses (92,701) (104,105) (194,432) (208,235) Property net operating income (NOI) 122,493 158,083 238,022 316,565 Non cash straight line rent adjustments (1,079) (8,939) (6,975) (19,744) Lease value amortization 4,166 2,658 6,418 5,422 Lease termination fees (1,145) (966) (1,738) (1,311) Cash Basis NOI 124,435 $ 150,836 $ 235,727 $ 300,932 $ Reconciliation of Cash Basis NOI to Net Income: Cash Basis NOI 124,435 $ 150,836 $ 235,727 $ 300,932 $ Non cash straight line rent adjustments 1,079 8,939 6,975 19,744 Lease value amortization (4,166) (2,658) (6,418) (5,422) Lease termination fees 1,145 966 1,738 1,311 Property NOI 122,493 158,083 238,022 316,565 Depreciation and amortization (59,831) (63,459) (111,480) (126,029) General and administrative (24,097) (21,049) (48,945) (37,712) Loss on asset impairment (22,683) - (17,922) - Acquisition related costs - (145) (5) (773) Operating income 15,882 73,430 59,670 152,051 Interest and other income 281 249 665 704 Interest expense (37,899) (43,320) (75,834) (95,216) Loss on early extinguishment of debt - - - (60,027) (Loss) gain on sale of equity investments (33) - (33) 66,293 Gain on issuance of shares by an equity investee 16,911 - 17,020 - (Loss) income from continuing operations before income tax expense and equity in earnings of investees (4,858) 30,359 1,488 63,805 Income tax expense (908) (754) (1,463) (1,742) Equity in earnings of investees 12,454 159 23,388 4,421 Income from continuing operations 6,688 29,764 23,413 66,484 Income from discontinued operations 4,114 1,643 8,125 1,637 Loss on asset impairment from discontinued operations (2,072) (4,589) (2,360) (8,535) Loss on early extinguishment of debt from discontinued operations (3,345) - (3,345) - Net gain on sale of properties from discontinued operations - 2,099 - 3,359 Income before gain on sale of properties 5,385 28,917 25,833 62,945 Gain on sale of properties - - - 1,596 Net income 5,385 $ 28,917 $ 25,833 $ 64,541 $ (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. We calculate NOI on a GAAP and cash basis as shown above. We define NOI as income from our real estate including lease termination fees received from tenants less our property operating expenses, which expenses include property marketing costs. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions. We define Cash Basis NOI as NOI less non cash straight line rent adjustments, lease value amortization and lease termination fees. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual, regional and combined property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our properties' results of operations. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP, and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. For the Six Months Ended For the Three Months Ended Discontinued operations:

CALCULATION OF EBITDA AND ADJUSTED EBITDA

EQC Equity Commonwealth

CALCULATION OF EBITDA AND ADJUSTED EBITDA

EXHIBIT B

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Net income	$ 5,385	$ 28,917	$ 25,833	$ 64,541
Plus: interest expense from continuing operations	37,899	43,320	75,834	95,216
Plus: interest expense from discontinued operations	274	442	577	890
Plus: income tax expense	908	754	1,463	1,742
Plus: depreciation and amortization from continuing operations	59,831	63,459	111,480	126,029
Plus: depreciation and amortization from discontinued operations	-	3,930	-	7,883
EBITDA	104,297	140,822	215,187	296,301
Plus: loss on asset impairment from continuing operations	22,683	-	17,922	-
Plus: loss on asset impairment from discontinued operations	2,072	4,589	2,360	8,535
Plus: acquisition related costs from continuing operations	-	145	5	773
Plus: loss on early extinguishment of debt from continuing operations	-	-	-	60,027
Plus: loss on early extinguishment of debt from discontinued operations	3,345	-	3,345	-
Plus: shareholder litigation costs and related expenses	4,588	6,987	8,458	10,125
Plus: general and administrative expense paid in common shares [(1)]	7,907	812	18,403	1,524
Plus: adjusted EBITDA from investees	17,636	159	35,258	5,542
Less: gain on sale of properties	-	-	-	(1,596)
Less: net gain on sale of properties from discontinued operations	-	(2,099)	-	(3,359)
Less: equity in earnings of investees	(12,454)	(159)	(23,388)	(4,421)
Less: loss (gain) on sale of equity investments	33	-	33	(66,293)
Less: gain on issuance of shares by an equity investee	(16,911)	-	(17,020)	-
Adjusted EBITDA	$ 133,196	$ 151,256	$ 260,563	$ 307,158

(1) Amounts represent the portion of business management fees that are payable in common shares as well as equity based compensation for EQC's and SIR's trustees, officers and certain employees of RMR (amounts for SIR are only for the period when SIR was a consolidated subsidiary of EQC). Adjustments were made to prior period amounts to conform to the current period Adjusted EBITDA calculation.

We calculate EBITDA and Adjusted EBITDA as shown above. We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as an indicator of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014

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Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EQUITY COMMONWEALTH TO FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO 37 EXHIBIT C (amounts in thousands, except per share data) RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EQUITY COMMONWEALTH TO FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO 6/30/2014 6/30/2013 6/30/2014 6/30/2013 Reconciliation to FFO: Net income attributable to Equity Commonwealth 5,385 $ 18,889 $ 25,833 $ 44,556 $ Plus: depreciation and amortization from continuing operations 59,831 63,459 111,480 126,029 Plus: depreciation and amortization from discontinued operations - 3,930 - 7,883 Plus: loss on asset impairment from continuing operations 22,683 - 17,922 - Plus: loss on asset impairment from discontinued operations 2,072 4,589 2,360 8,535 Plus: FFO from investees 16,611 159 31,551 4,901 Plus: net income attributable to noncontrolling interest - 10,028 - 19,985 Less: FFO attributable to noncontrolling interest - (13,239) - (26,128) Less: gain on sale of properties - - - (1,596) Less: net gain on sale of properties from discontinued operations - (2,099) - (3,359) Less: equity in earnings of investees (12,454) (159) (23,388) (4,421) FFO attributable to Equity Commonwealth 94,128 85,557 165,758 176,385 Less: preferred distributions (6,982) (11,151) (18,133) (22,302) FFO available for Equity Commonwealth common shareholders 87,146 $ 74,406 $ 147,625 $ 154,083 $ Reconciliation to Normalized FFO: FFO attributable to Equity Commonwealth 94,128 $ 85,557 $ 165,758 $ 176,385 $ Plus: acquisition related costs from continuing operations - 145 5 773 Plus: normalized FFO from investees, net of FFO from investees (725) - 313 5 Plus: loss on early extinguishment of debt from continuing operations - - - 60,027 Plus: loss on early extinguishment of debt from discontinued operations 3,345 - 3,345 - Plus: shareholder litigation costs and related expenses 4,588 6,987 8,458 10,125 Plus: estimated business management incentive fees (1) 6,996 196 13,225 392 Plus: average minimum rent from direct financing lease, net of interest earned 121 37 221 53 Plus: FFO attributable to noncontrolling interest - 13,239 - 26,128 Less: normalized FFO attributable to noncontrolling interest - (13,394) - (26,603) Less: loss (gain) on sale of equity investments 33 - 33 (66,293) Less: gain on issuance of shares by an equity investee (16,911) - (17,020) - Normalized FFO attributable to Equity Commonwealth 91,575 92,767 174,338 180,992 Less: preferred distributions (6,982) (11,151) (18,133) (22,302) Normalized FFO available for Equity Commonwealth common shareholders 84,593 $ 81,616 $ 156,205 $ 158,690 $ Weighted average common shares outstanding -- basic and diluted (2) 123,812 118,309 121,121 106,298 FFO available for Equity Commonwealth common shareholders per share -- basic and diluted (2) 0.70 $ 0.63 $ 1.22 $ 1.45 $ Normalized FFO available for Equity Commonwealth common shareholders per share -- basic and diluted (2) 0.68 $ 0.69 $ 1.29 $ 1.49 $ (1) (2) We calculate FFO and Normalized FFO as shown above. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or NAREIT, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on real estate asset impairment, net income attributable to noncontrolling interest and FFO from equity investees, excluding any gain or loss on sale of properties, equity in earnings from investees and FFO attributable to noncontrolling interests. Our calculation of Normalized FFO differs from NAREIT's definition of FFO because we exclude acquisition related costs, estimated business management incentive fees, gains from issuance of shares by equity investees, gains and losses from sales of equity investments, loss on early extinguishment of debt, shareholder litigation costs and related expenses, the difference between average minimum rent and interest earned from our direct financing lease and the difference between FFO and Normalized FFO from equity investees and noncontrolling interests. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. For the Six Months Ended For the Three Months Ended As of 6/30/2014, we had 4,917 series D preferred shares outstanding that were convertible into 2,364 of our common shares. The removal, without cause, of our entire Board of Trustees on 3/25/2014, triggered a Fundamental Change Conversion Right, as defined in our governing documents. Pursuant to such right, on 5/14/2014, the holders of 10,263 series D preferred shares opted to convert their series D preferred shares into, and we issued, 10,412 of our common shares. See Exhibit E for calculations of diluted net income available for Equity Commonwealth common shareholders, diluted FFO available for Equity Commonwealth common shareholders, diluted Normalized FFO available for Equity Commonwealth common shareholders and weighted average common shares outstanding. Amounts represent estimated incentive fees under our and SIR's business management agreement payable in common shares after the end of each calendar year calculated: (i) prior to 2014 based upon increases in annual FFO per share (as defined), and (ii) beginning in 2014 based on common share total return. In calculating net income in accordance with GAAP, we recognize estimated business management fee expense each quarter. Although we recognize this expense each quarter for purposes of calculating net income, we do not include these amounts in the calculation of Normalized FFO until the fourth quarter, which is when the actual expense amount for the year is determined. Amounts for SIR are only for the period when SIR was a consolidated subsidiary of EQC. Adjustments were made to prior period amounts to conform to the current period Normalized FFO calculation.

RECONCILIATION OF NORMALIZED FFO TO CASH AVAILABLE FOR DISTRIBUTION (CAD)

RECONCILIATION OF NORMALIZED FFO TO CASH AVAILABLE FOR DISTRIBUTION (CAD)

EQC Equity Commonwealth

EXHIBIT D

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Normalized FFO available for Equity Commonwealth common shareholders [1]	$ 84,593	$ 81,616	$ 156,205	$ 158,690
Plus: lease value amortization from continuing operations	4,166	2,658	6,418	5,422
Plus: lease value amortization from discontinued operations	-	(227)	-	(462)
Plus: amortization of prepaid interest and debt discounts from continuing operations	(300)	265	(609)	873
Plus: amortization of prepaid interest and debt discounts from discontinued operations	(3)	19	(3)	40
Plus: distributions from investees	10,560	-	20,680	4,279
Plus: general and administrative expense paid in common shares [2]	911	616	5,178	1,132
Plus: minimum cash rent from direct financing lease	2,025	2,025	4,049	4,049
Plus: normalized FFO attributable to noncontrolling interest	-	13,394	-	26,603
Less: CAD attributable to noncontrolling interest	-	(11,807)	-	(24,184)
Less: average minimum rent from direct financing lease	(329)	(329)	(658)	(658)
Less: straight line rent from continuing operations	(1,079)	(8,939)	(6,975)	(19,744)
Less: straight line rent from discontinued operations	(145)	103	(226)	(54)
Less: recurring capital expenditures	(22,007)	(34,970)	(51,169)	(56,822)
Less: normalized FFO from investees	(15,886)	(159)	(31,864)	(4,906)
CAD	$ 62,506	$ 44,265	$ 101,026	$ 94,258
Weighted average common shares outstanding -- basic	123,812	118,309	121,121	106,298
CAD per share	$ 0.50	$ 0.37	$ 0.83	$ 0.89

[1] See Exhibit C for calculation of Normalized FFO and for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to those amounts.

[2] Amounts represent the portion of business management fees that are payable in common shares as well as equity based compensation for EQC's and SIR's trustees, officers and certain employees of RMR (amounts for SIR are only for the period when SIR was a consolidated subsidiary of EQC).

We calculate CAD as shown above. We consider CAD to be an appropriate measure of our operating performance, along with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities. We believe that CAD provides useful information to investors because CAD may facilitate a comparison of cash based operating performance between periods and with other REITs. CAD does not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as an indicator of our financial performance or liquidity, nor is this measure necessarily indicative of sufficient cash flow to fund all of our needs. This measure should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate CAD differently than we do.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014

38

CALCULATION OF DILUTED NET INCOME, FFO AND NORMALIZED FFO AND WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

CALCULATION OF DILUTED NET INCOME, FFO AND NORMALIZED FFO AND WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

Equity Commonwealth

(amounts in thousands)

EXHIBIT E

	For the Three Months Ended		For the Six Months Ended	
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Net (loss) income available for Equity Commonwealth common shareholders	$ (17,802)	$ 7,738	$ (8,505)	$ 22,254
Add – Series D convertible preferred distributions [(1)]	1,998	6,167	8,165	12,334
Net (loss) income available for Equity Commonwealth common shareholders -- diluted	$ (15,804)	$ 13,905	$ (340)	$ 34,588
Net (loss) income available for Equity Commonwealth common shareholders per share – diluted	$ (0.13)	$ 0.11	$ (0.00)	$ 0.30
FFO available for Equity Commonwealth common shareholders [(2)]	$ 87,146	$ 74,406	$ 147,625	$ 154,083
Add – Series D convertible preferred distributions [(1)]	1,998	6,167	8,165	12,334
FFO available for Equity Commonwealth common shareholders -- diluted	$ 89,144	$ 80,573	$ 155,790	$ 166,417
FFO available for Equity Commonwealth common shareholders per share -- diluted	$ 0.71	$ 0.64	$ 1.26	$ 1.46
Normalized FFO available for Equity Commonwealth common shareholders [(2)]	$ 84,593	$ 81,616	$ 156,205	$ 158,690
Add – Series D convertible preferred distributions [(1)]	1,998	6,167	8,165	12,334
Normalized FFO available for Equity Commonwealth common shareholders -- diluted	$ 86,591	$ 87,783	$ 164,370	$ 171,024
Normalized FFO available for Equity Commonwealth common shareholders per share -- diluted	$ 0.69	$ 0.70	$ 1.33	$ 1.51
Weighted average common shares outstanding – basic	123,812	118,309	121,121	106,298
Effect of dilutive Series D preferred shares [(1)]	2,364	7,298	2,364	7,298
Weighted average common shares outstanding -- diluted	126,176	125,607	123,485	113,596

(1) As of 6/30/2014, we had 4,917 series D preferred shares outstanding that were convertible into 2,364 of our common shares. The removal, without cause, of our entire Board of Trustees on 3/25/2014, triggered a Fundamental Change Conversion Right, as defined in our governing documents. Pursuant to such right, on 5/14/2014, the holders of 10,263 series D preferred shares opted to convert their series D preferred shares into, and we issued, 10,412 of our common shares.

(2) See Exhibit C for calculation of FFO available for Equity Commonwealth common shareholders and Normalized FFO available for Equity Commonwealth common shareholders and for a reconciliation of net income attributable to Equity Commonwealth determined in accordance with GAAP to those amounts.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014

39

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PROPERTY DETAIL 40 EXHIBIT F PROPERTY DETAIL As of June 30, 2014 (1) (sorted by geographic location, dollars in thousands) (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. (2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. (5) Weighted based on square feet. Weighted Average Year Annualized Built or No. of Rental Undepreciated Net Book Date Substantially Property City State Buildings Property Location Sq. Ft. % Leased Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 1. 2501 20th Place South Birmingham AL 1 CBD 125,722 98.6% 2,947 $ 24,114 $ 20,258 $ 12/27/2006 2001 2. 420 20th Street North Birmingham AL 1 CBD 514,893 77.9% 9,752 55,640 51,678 7/29/2011 1986 3. Inverness Center Birmingham AL 4 Suburban 475,882 88.1% 8,363 50,942 46,395 12/9/2010 1981 4. 785 Schilinger Road South Mobile AL 1 Suburban 72,000 100.0% 1,031 11,269 9,644 10/22/2007 1998 5. Arizona Center Phoenix AZ 4 CBD 1,070,724 94.4% 15,397 96,147 89,995 3/4/2011 1991 6. 4 South 84th Avenue Tolleson AZ 1 Suburban 236,007 100.0% 1,515 11,220 8,705 12/19/2003 1990 7. One South Church Avenue Tucson AZ 1 CBD 240,810 64.9% 3,847 32,511 23,851 2/27/2002 1986 8. Parkshore Plaza Folsom CA 4 Suburban 269,281 92.1% 5,864 46,518 43,295 6/16/2011 1999 9. Leased Land Gonzalez CA 7 Suburban Land 100.0% 3,181 31,827 29,841 8/31/2010 - 10. Sky Park Centre San Diego CA 2 Suburban 63,485 100.0% 1,364 9,785 6,896 6/24/2002 1986 11. Sorrento Valley Business Park San Diego CA 4 Suburban 105,003 100.0% 2,133 17,650 10,963 12/31/1996 1984 12. 1921 E. Alton Avenue Santa Ana CA 1 Suburban 67,846 84.7% 1,683 11,518 8,751 11/10/2003 2000 13. 9110 East Nichols Avenue Centennial CO 1 Suburban 143,958 96.2% 2,399 20,285 14,895 11/2/2001 1984 14. 7450 Campus Drive Colorado Springs CO 1 Suburban 77,411 100.0% 1,814 9,481 8,634 4/30/2010 1996 15. 1225 Seventeenth Street Denver CO 1 CBD 672,465 90.7% 20,857 144,542 129,101 6/24/2009 1982 16. 5073, 5075, & 5085 S. Syracuse Street Denver CO 1 Suburban 248,493 100.0% 8,035 63,610 57,475 4/16/2010 2007 17. 1601 Dry Creek Drive Longmont CO 1 Suburban 552,865 97.0% 8,107 32,282 24,687 10/26/2004 1982 18. 129 Worthington Ridge Road Berlin CT 1 Suburban 227,500 100.0% 781 5,252 4,669 10/24/2006 1962 19. 97 Newberry Road East Windsor CT 1 Suburban 289,386 100.0% 1,761 15,350 12,950 10/24/2006 1989 20. 185 Asylum Street Hartford CT 1 CBD 868,395 98.6% 20,824 77,495 74,051 3/30/2012 1983 21. 599 Research Parkway Meriden CT 1 Suburban 48,249 100.0% 823 8,092 6,281 7/24/2003 1982 22. 33 Stiles Lane North Haven CT 1 Suburban 175,301 100.0% 1,119 11,447 9,628 10/24/2006 1970 23. 181 Marsh Hill Road Orange CT 1 Suburban 162,036 100.0% 1,199 10,794 9,244 10/24/2006 1993 24. 101 Barnes Road Wallingford CT 1 Suburban 45,755 90.5% 836 1,468 1,455 12/22/1998 1988 25. 15 Sterling Drive Wallingford CT 1 Suburban 173,015 72.5% 1,324 4,804 4,765 10/24/2006 1978 26. 35 Thorpe Avenue Wallingford CT 1 Suburban 79,862 71.3% 1,055 6,188 6,129 6/1/1998 1986 27. 50 Barnes Industrial Road North Wallingford CT 1 Suburban 154,255 100.0% 1,393 13,859 11,595 10/24/2006 1976 28. 5-9 Barnes Industrial Road Wallingford CT 1 Suburban 38,006 99.3% 430 3,330 2,819 10/24/2006 1980 29. 860 North Main Street Wallingford CT 1 Suburban 31,165 99.5% 451 4,766 3,926 10/24/2006 1982 30. One Barnes Industrial Road South Wallingford CT 1 Suburban 30,170 100.0% 351 3,056 2,619 10/24/2006 1977 31. Village Lane Wallingford CT 2 Suburban 58,185 84.6% 708 4,017 3,984 10/24/2006 1977 32. 100 Northfield Drive Windsor CT 1 Suburban 116,986 83.6% 1,776 15,244 11,287 8/29/2003 1988 33. 1250 H Street, NW Washington DC 1 CBD 187,684 51.1% 4,742 64,353 41,155 6/23/1998 1991 34. Georgetown-Green and Harris Buildings Washington DC 2 CBD 240,475 100.0% 6,072 59,999 55,651 9/3/2009 1968 35. 802 Delaware Avenue Wilmington DE 1 CBD 240,780 100.0% 3,607 54,668 33,476 7/23/1998 1986 36. 6600 North Military Trail Boca Raton FL 3 Suburban 639,830 100.0% 17,360 145,690 134,333 1/11/2011 2008 37. 225 Water Street Jacksonville FL 1 CBD 318,997 42.5% 2,704 18,997 18,997 11/24/2008 1985

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PROPERTY DETAIL (continued) 41 EXHIBIT F PROPERTY DETAIL (continued) As of June 30, 2014 (1) (sorted by geographic location, dollars in thousands) (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. (2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. (5) Weighted based on square feet. Weighted Average Year Annualized Built or No. of Rental Undepreciated Net Book Date Substantially Property City State Buildings Property Location Sq. Ft. % Leased Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 38. 9040 Roswell Road Atlanta GA 1 Suburban 178,941 86.2% 2,715 23,162 18,060 8/24/2004 1985 39. Executive Park Atlanta GA 9 Suburban 427,160 70.9% 5,167 63,362 50,177 7/16/2004;7/26/2007 1972 40. The Exchange Atlanta GA 2 Suburban 187,632 79.3% 2,447 17,876 13,793 9/9/2004;9/2/2005 1978 41. 3920 Arkwright Road Macon GA 1 Suburban 196,156 83.8% 2,868 24,729 20,276 4/28/2006 1988 42. 1775 West Oak Commons Court Marietta GA 1 Suburban 79,854 100.0% 1,180 9,761 8,478 9/5/2007 1998 43. 633 Ahua Street Honolulu HI 1 Suburban 120,803 86.5% 1,396 19,305 16,134 12/5/2003 2007 44. 625 Crane Street Aurora IL 1 Suburban 103,683 100.0% 408 3,516 3,498 4/2/2007 1977 45. 905 Meridian Lake Drive Aurora IL 1 Suburban 74,652 100.0% 2,157 15,378 12,941 5/1/2007 1999 46. 1200 Lakeside Drive Bannockburn IL 1 Suburban 260,084 74.6% 4,683 64,941 53,152 12/29/2005 1999 47. 600 West Chicago Avenue Chicago IL 2 CBD 1,511,847 98.3% 44,987 353,175 329,901 8/10/2011 1908 48. 8750 Bryn Mawr Avenue Chicago IL 2 Suburban 631,518 91.8% 15,757 90,781 82,958 10/28/2010 1985 49. Illinois Center Chicago IL 2 CBD 2,090,162 74.2% 46,882 330,824 311,681 5/11/2011;1/9/2012 1971 50. 1717 Deerfield Road Deerfield IL 1 Suburban 141,186 69.5% 2,288 8,497 8,428 12/14/2005 1986 51. 1955 West Field Court Lake Forest IL 1 Suburban 59,130 100.0% 1,171 13,877 11,118 12/14/2005 2001 52. 11350 North Meridian Street Carmel IN 1 Suburban 72,264 73.0% 841 2,755 2,712 6/15/2006 1982 53. 101-115 W. Washington Street Indianapolis IN 1 CBD 634,058 89.5% 11,151 87,812 68,248 5/10/2005 1977 54. 111 Monument Circle Indianapolis IN 2 CBD 1,063,695 87.0% 25,281 171,875 165,229 10/22/2012 1985 55. 5015 S. Water Circle Wichita KS 1 Suburban 113,524 100.0% 581 5,874 5,223 4/2/2007 1994 56. 701 Poydras Street New Orleans LA 1 CBD 1,256,971 95.2% 20,147 94,133 88,148 8/29/2011 1972 57. 109 Brookline Avenue Boston MA 1 CBD 285,556 94.3% 9,376 46,073 28,525 9/28/1995 1915 58. Adams Place Braintree/Quincy MA 2 Suburban 230,259 76.2% 3,704 19,786 19,514 4/3/1998 1988 59. Cabot Business Park Mansfield MA 2 Suburban 252,755 53.0% 1,887 15,947 15,772 8/1/2003 1980 60. Cabot Business Park Land Mansfield MA - Suburban Land 0.0% - 1,033 1,033 8/1/2003 - 61. 2300 Crown Colony Drive Quincy MA 1 Suburban 45,974 95.5% 981 8,171 5,926 2/24/2004 1999 62. Myles Standish Industrial Park Taunton MA 2 Suburban 74,800 100.0% 1,085 5,904 5,865 8/29/2007 1988 63. 340 Thompson Road Webster MA 1 Suburban 25,000 100.0% 191 3,188 1,955 5/15/1997 1995 64. 100 South Charles Street Baltimore MD 1 CBD 159,616 86.0% 2,771 16,357 9,901 11/18/1997 1988 65. 111 Market Place Baltimore MD 1 CBD 540,854 99.2% 11,491 75,688 55,035 1/28/2003 1990 66. 25 S. Charles Street Baltimore MD 1 CBD 343,815 94.0% 6,834 38,498 28,000 7/16/2004 1972 67. 820 W. Diamond Gaithersburg MD 1 Suburban 134,933 86.8% 2,826 33,371 23,757 3/31/1997 1995 68. 6710 Oxon Hill Oxon Hill MD 1 Suburban 118,336 53.9% 1,522 19,764 12,837 3/31/1997 1992 69. Danac Stiles Business Park Rockville MD 3 Suburban 276,637 85.4% 6,728 75,880 59,918 7/20/2004 2002 70. East Eisenhower Parkway Ann Arbor MI 2 Suburban 411,862 92.7% 10,383 55,051 50,172 6/15/2010 1985 71. 8800 Queen Avenue South Bloomington MN 1 Suburban 280,822 92.7% 4,105 12,405 12,299 3/19/1998 1957 72. 2250 Pilot Knob Road Mendota Heights MN 1 Suburban 87,183 76.5% 618 6,426 4,140 3/19/1998 1995 73. 9800 Shelard Parkway Plymouth MN 1 Suburban 46,765 70.8% 738 6,602 4,336 8/3/1999 1987 74. Rosedale Corporate Plaza Roseville MN 3 Suburban 149,116 100.0% 2,940 27,546 19,391 12/1/1999 1987

PROPERTY DETAIL (continued)

Equity Commonwealth

PROPERTY DETAIL (continued)
As of June 30, 2014 [1]

(sorted by geographic location, dollars in thousands)

EXHIBIT F

Property	City	State	No. of Buildings	Property Location	Sq. Ft.	% Leased	Annualized Rental Revenue [2]	Undepreciated Book Value [3]	Net Book Value [4]	Date Acquired	Weighted Average Year Built or Substantially Renovated [5]
75. 411 Farwell Avenue	South St. Paul	MN	1	Suburban	422,727	100.0%	1,980	15,886	13,069	6/2/2004	1970
76. 6200 Glenn Carlson Drive	St. Cloud	MN	1	Suburban	338,000	100.0%	2,212	15,753	14,114	10/15/2009	1999
77. 1000 Shelard Parkway	St. Louis Park	MN	1	Suburban	62,499	65.3%	899	8,722	5,841	8/3/1999	1986
78. 525 Park Street	St. Paul	MN	1	CBD	75,636	84.3%	1,209	8,403	5,346	8/3/1999	1987
79. 1900 Meyer Drury Drive	Arnold	MO	1	Suburban	65,225	100.0%	1,076	8,610	6,676	2/11/2004	1999
80. 4700 Belleview Avenue	Kansas City	MO	1	Suburban	80,615	79.1%	1,092	6,456	5,773	7/17/2008	1986
81. 131-165 West Ninth Street	N. Kansas City	MO	1	Suburban	75,517	100.0%	273	1,753	1,570	7/17/2008	1970
82. 12655 Olive Boulevard	St. Louis	MO	1	Suburban	98,588	99.7%	1,998	14,516	12,671	10/5/2006	1988
83. 1285 Fern Ridge Parkway	St. Louis	MO	1	Suburban	66,510	72.4%	964	10,000	7,672	11/7/2003	1998
84. 300 North Greene Street	Greensboro	NC	1	CBD	324,305	83.7%	6,023	40,537	36,791	9/14/2010	1989
85. 7-9 Vreeland Road	Florham Park	NJ	1	Suburban	155,891	50.0%	1,518	7,215	7,108	7/31/1998	1979
86. 111 River Street	Hoboken	NJ	1	CBD	566,215	94.8%	21,396	134,433	117,915	8/11/2009	2002
87. 5 Paragon Drive	Montvale	NJ	1	Suburban	119,089	100.0%	3,649	17,708	16,522	2/11/2011	1984
88. 1000 Voorhees Drive and 333 and 400 Laurel Oak Drive	Voorhees	NJ	3	Suburban	152,579	61.3%	1,716	10,921	10,800	5/26/1998	1990
89. One Park Square	Albuquerque	NM	6	CBD	259,737	86.7%	4,682	29,153	21,219	2/12/2002	1985
90. Widewaters Parkway	Dewitt	NY	8	Suburban	514,241	74.7%	6,048	24,548	24,291	12/28/1999;3/14/2006	1986
91. 5062 Brittonfield Parkway	East Syracuse	NY	1	Suburban	40,162	100.0%	1,046	3,764	3,739	3/14/2006	1995
92. Woodcliff Drive	Fairport	NY	6	Suburban	516,760	82.0%	8,847	45,812	42,674	3/14/2006	1995
93. 1601 Veterans Highway	Islandia	NY	1	Suburban	63,608	84.2%	1,266	3,513	3,473	6/11/1999	1987
94. Two Corporate Center Drive	Melville	NY	1	Suburban	291,230	47.8%	3,287	21,821	21,541	7/22/1999	1985
95. Interstate Place	North Syracuse	NY	2	Suburban	61,399	81.0%	832	2,930	2,904	3/14/2006	1973
96. 1000 Pittsford-Victor Road	Pittsford	NY	1	Suburban	73,358	46.3%	501	2,840	2,814	3/14/2006	1986
97. 1200 Pittsford - Victor Road	Pittsford	NY	1	Suburban	18,900	100.0%	367	1,854	1,841	11/30/2004	2004
98. Corporate Crossing	Pittsford	NY	5	Suburban	216,126	69.9%	2,867	14,233	14,121	11/30/2004	2000
99. Canal View Boulevard	Rochester	NY	3	Suburban	118,375	100.0%	1,576	11,624	10,047	1/6/2006	2000
100. 14 Classic Street	Sherburne	NY	1	Suburban	37,084	100.0%	204	1,389	1,130	3/14/2006	1979
101. 110 W Fayette Street	Syracuse	NY	1	CBD	304,906	82.3%	3,633	19,872	19,655	6/29/1999	1972
102. 251 Salina Meadows Parkway	Syracuse	NY	1	Suburban	65,617	87.5%	936	2,875	2,835	9/24/1999	1990
103. 11311 Cornell Park Drive	Blue Ash	OH	1	Suburban	93,413	67.1%	957	6,612	6,544	6/15/2006	1982
104. North Point Office Complex	Cleveland	OH	2	CBD	873,335	79.3%	15,939	121,805	104,696	2/12/2008	1988
105. 5300 Kings Island Drive	Mason	OH	1	Suburban	159,421	78.6%	1,706	11,350	11,108	6/10/1998	1994
106. 3 Crown Point Court	Sharonville	OH	1	Suburban	73,987	100.0%	1,488	9,608	7,800	12/30/2005	1999
107. Raintree Industrial Park	Solon	OH	12	Suburban	563,182	83.3%	2,019	11,908	11,752	7/16/2004	1975
108. 401 Vine Street	Delmont	PA	1	Suburban	53,980	100.0%	517	7,117	6,195	10/22/2007	1999
109. 515 Pennsylvania Avenue	Fort Washington	PA	1	Suburban	82,000	76.0%	1,348	15,038	10,457	9/22/1997	1960
110. 443 Gulph Road	King of Prussia	PA	1	Suburban	21,000	100.0%	453	4,431	2,953	9/22/1997	1964
111. 4350 Northern Pike	Monroeville	PA	1	Suburban	503,885	46.5%	4,016	75,234	61,129	9/16/2004	1971

[1] Excludes properties classified as discontinued operations for the period ended 6/30/2014.
[2] Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
[3] Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any.
[4] Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any.
[5] Weighted based on square feet.

Equity Commonwealth
Supplemental Operating and Financial Data, June 30, 2014
42

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PROPERTY DETAIL (continued) 43 EXHIBIT F (sorted by geographic location, dollars in thousands) PROPERTY DETAIL (continued) As of June 30, 2014 (1) (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. (2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. (5) Weighted based on square feet. Weighted Average Year Annualized Built or No. of Rental Undepreciated Net Book Date Substantially Property City State Buildings Property Location Sq. Ft. % Leased Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 112. Cherrington Corporate Center Moon Township PA 7 Suburban 454,890 88.2% 8,144 69,631 51,079 9/14/1998;8/23/1999 1991 113. 1500 Market Street Philadelphia PA 1 CBD 1,773,967 79.4% 36,058 282,157 214,942 10/10/2002 1974 114. 1525 Locust Street Philadelphia PA 1 CBD 98,010 95.2% 2,209 11,113 7,589 6/11/1999 1987 115. 1600 Market Street Philadelphia PA 1 CBD 825,968 87.9% 17,894 131,241 81,745 3/30/1998 1983 116. 16th and Race Street Philadelphia PA 1 CBD 608,625 0.0% - 50,000 49,565 11/13/1997 1980 117. 1735 Market Street Philadelphia PA 1 CBD 1,290,678 91.8% 36,986 297,228 191,655 6/30/1998 1990 118. Foster Plaza Pittsburgh PA 8 Suburban 727,365 90.8% 13,437 72,349 57,196 9/16/2005 1993 119. 128 Crews Drive Columbia SC 1 Suburban 185,600 100.0% 599 3,747 3,415 4/2/2007 1968 120. 1320 Main Street Columbia SC 1 CBD 334,075 89.5% 7,489 54,923 52,594 9/18/2012 2004 121. 111 Southchase Boulevard Fountain Inn SC 1 Suburban 168,087 100.0% 714 8,309 7,015 5/23/2007 1987 122. 1043 Global Avenue Graniteville SC 1 Suburban 450,000 100.0% 1,511 16,637 13,733 4/2/2007 1998 123. 633 Frazier Drive Franklin TN 1 Suburban 150,000 100.0% 2,139 18,980 16,763 10/22/2007 1999 124. 775 Ridge Lake Boulevard Memphis TN 1 CBD 120,678 80.9% 2,657 20,822 16,032 4/28/2004 2000 125. 1601 Rio Grande Street Austin TX 1 CBD 56,219 97.7% 1,315 8,044 5,288 6/3/1999 1985 126. 206 East 9th Street Austin TX 1 CBD 170,052 100.0% 5,816 47,904 45,875 5/31/2012 1986 127. 4515 Seton Center Parkway Austin TX 1 Suburban 117,265 96.8% 2,672 22,917 15,010 10/8/1999 1997 128. 4516 Seton Center Parkway Austin TX 1 Suburban 120,559 94.8% 2,564 23,268 15,025 10/8/1999 1985 129. 7800 Shoal Creek Boulevard Austin TX 4 Suburban 151,917 92.1% 2,812 20,752 14,287 6/30/1999 1975 130. 812 San Antonio Street Austin TX 1 CBD 59,321 84.5% 1,297 8,490 5,818 8/18/1999 1987 131. 8701 N Mopac Austin TX 1 Suburban 121,901 90.1% 2,140 18,647 12,694 8/3/1999 1982 132. Bridgepoint Parkway Austin TX 5 Suburban 440,007 95.6% 10,997 87,751 54,285 12/5/1997 1995 133. Lakewood on the Park Austin TX 2 Suburban 180,558 94.5% 4,082 36,981 23,892 10/20/1998 1998 134. Research Park Austin TX 4 Suburban 1,110,007 98.0% 11,507 90,566 65,086 10/7/1998 1976 135. 9840 Gateway Boulevard North El Paso TX 1 Suburban 72,000 100.0% 1,147 11,432 9,801 10/22/2007 1999 136. 3003 South Expressway 281 Hidalgo TX 1 Suburban 150,000 100.0% 1,998 17,004 14,393 10/22/2007 1999 137. 3330 N Washington Boulevard Arlington VA 1 Suburban 55,719 15.3% 311 8,790 5,791 8/26/1998 1987 138. Thunderbolt Place Chantilly VA 2 Suburban 100,505 87.9% 1,521 14,409 9,616 9/29/1999 1988 139. 6160 Kempsville Circle Norfolk VA 1 Suburban 129,565 95.8% 2,278 16,537 11,073 10/25/2002 1987 140. 448 Viking Drive Virginia Beach VA 1 Suburban 75,374 80.0% 1,073 7,568 6,026 6/4/2004 1991 141. 333 108th Avenue NE Bellevue WA 1 CBD 416,503 100.0% 17,862 152,536 135,924 11/12/2009 2008 142. 600 108th Avenue NE Bellevue WA 1 CBD 243,520 84.2% 5,381 44,703 35,392 7/16/2004 1980 143. 1331 North Center Parkway Kennewick WA 1 Suburban 53,980 100.0% 940 9,187 7,956 10/22/2007 1999 144. 100 East Wisconsin Avenue Milwaukee WI 1 CBD 435,067 94.1% 11,761 80,305 72,564 8/11/2010 1989 145. 111 East Kilbourn Avenue Milwaukee WI 1 CBD 373,669 95.0% 9,051 55,086 46,809 6/12/2008 1988 146. 7 Modal Crescent Canning Vale Australia 1 Suburban 164,161 100.0% 1,538 15,237 14,786 10/7/2010 2001 147. 71-93 Whiteside Road Clayton Australia 1 Suburban 303,489 100.0% 2,102 17,559 16,796 10/7/2010 1965 148. 9-13 Titanium Court Crestmead Australia 1 Suburban 69,664 46.8% 349 6,335 6,049 10/7/2010 2005 149. 16 Rodborough Road Frenchs Forest Australia 1 Suburban 90,525 100.0% 2,381 16,701 15,830 10/7/2010 1987

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 PROPERTY DETAIL (continued) 44 EXHIBIT F (sorted by geographic location, dollars in thousands) PROPERTY DETAIL (continued) As of June 30, 2014 (1) (1) Excludes properties classified as discontinued operations for the period ended 6/30/2014. (2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 6/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any. (5) Weighted based on square feet. Weighted Average Year Annualized Built or No. of Rental Undepreciated Net Book Date Substantially Property City State Buildings Property Location Sq. Ft. % Leased Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 150. 22 Rodborough Road Frenchs Forest Australia 1 Suburban 43,427 100.0% 874 7,887 7,465 10/7/2010 1997 151. 127-161 Cherry Lane Laverton North Australia 1 Suburban 278,570 100.0% 1,604 9,125 8,657 10/7/2010 1965 152. 310-314 Invermay Road Mowbray Australia 1 Suburban 47,480 100.0% 203 930 882 10/7/2010 1963 153. 253-293 George Town Road Rocherlea Australia 1 Suburban 143,914 100.0% 1,052 3,308 3,189 10/7/2010 1963 154. 310-320 Pitt Street Sydney Australia 1 CBD 313,865 100.0% 19,362 158,017 148,902 12/21/2010 1989 155. 44-46 Mandarin Street Villawood Australia 1 Suburban 226,718 82.7% 1,597 15,170 14,379 10/7/2010 1980 156. 19 Leadership Way Wangara Australia 1 Suburban 76,714 100.0% 722 6,859 6,604 10/7/2010 2000 262 42,919,760 86.7% 798,578 $ 5,894,919 $ 4,938,862 $

Equity Commonwealth Supplemental Operating and Financial Data, June 30, 2014 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - DISCONTINUED OPERATIONS 45 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - DISCONTINUED OPERATIONS (dollars in thousands) EXHIBIT G 6/30/2014 6/30/2013 6/30/2014 6/30/2013 Revenues: Rental income (1) 6,962 $ 15,122 $ 14,236 $ 30,634 $ Tenant reimbursements and other income 801 2,081 1,323 3,812 Total revenues 7,763 17,203 15,559 34,446 Expenses: Operating expenses 3,375 10,028 6,854 21,592 Depreciation and amortization (2) - 3,930 - 7,883 General and administrative - 1,169 3 2,456 Total expenses 3,375 15,127 6,857 31,931 Operating income 4,388 2,076 8,702 2,515 Interest and other income - 9 - 12 Interest expense (274) (442) (577) (890) Income from discontinued operations 4,114 $ 1,643 $ 8,125 $ 1,637 $ (1) (2) We cease depreciation and amortization when properties are reclassified as held for sale. We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities. For the Three Months Ended For the Six Months Ended